Exhibit 10.10

[***] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed.

SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS OFFEROR TO COMPLETE BLOCKS 12, 17, 23, 24 & 30			1. REQUISITION NO. 101-17-2-335-0009 101-17-2-335-0010	PAGE 1 of 89

2. CONTRACT NO. VA240-17-D-0103	3. AWARD/EFFECTIVE DATE 9/28/2017	4. ORDER NO.	5. SOLICITATION NUMBER VA240-17-R-0102	6. SOLICITATION ISSUE DATE 07-14-2017

7. FOR SOLICITATION INFORMATION CALL:	a. NAME [***]		b. TELEPHONE NO. (No Collect Calls) [***]	5. OFFER DUE DATE/LOCAL TIME 08-29-2017 12:00 PM

9. ISSUED BY US Department of Veterans Affairs Veterans Health Administration Service Area Office (SAO) East 323 North Shore Drive, Suite 500 Pittsburgh PA 15212-5319	CODE	36c240	10. THIS ACQUISITION IS ☒SMALL BUSINESS ☐HUBZONE SMALL BUSINESS ☐SERVICE-DISABLED VETERAN-OWNED SMALL BUSINESS	☐UNRESTRICTED OR ☒ SET ASIDE 100 % FOR ☐WOMEN-OWNED SMALL BUSINESS (WOSB) ELIGIBLE UNDER THE WOMEN-OWNED SMALL BUSINESS PROGRAM NAICS: 541380 ☐EDW058 SIZE STANDARD: ☐S(A) Y $15 Million

11. DELIVERY FOR FOB DESTINATION UNLESS BLOCK IS MARKED		12. DISCOUNT TERMS See volume 4		☐13a. THIS CONTRACT IS A RATED	13B. RATING N/A
☒ SEE SCHEDULE				ORDER UNDER DPAS (15 CFR 700)	14. METHOD OF SOLICITATION ☐ RFG ☐ IFS ☒RFP

15. DELIVER TO Department of Veterans Affairs 1100 First Street NE Washington DC 20002			CODE	16. ADMINISTERED BY US Department of Veterans Affairs Veterans Health Administration Service Area Office (SAO) East 323 North Shore Drive, Suite 500 Pittsburgh PA 15212-5319	CODE	36c240e
17a. CONTRACT/OFFEROR	CODE	7377-1	FACILITY CODE	18a. PAYMENT WILL BE MADE BY	CODE	36c24e
Personalis Inc 1330 O’Brien Drive Menlo Park CA 94025 TELEPHONE NO 650-752-1330 DUNS 078325220 DUNS -4				US Department of Veterans Affairs Financial Services Center (FSC) P.O. Box 149971 Austin TX 78734-8971 PHONE: FAX:

☐ 17b. CHECK IF REMITTANCE IS DIFFERENT AND PUT SUCH ADDRESS IN OFFER	18b. SUBMIT INVOICES TO ADDRESS SHOWN IN BLOCK 18a UNLESS BLOCK BELOW IS CHECKED ☐ SEE ADDENDUM

19. ITEM NO.	20. SCHEDULE OF SUPPLIES/SERVICES	21. QUANTITY	22. UNIT	23. UNIT PRICE	24. AMOUNT
Whole Genome Sequencing IAM Statement of Work See Volume 4 of proposal for schedule (Use Reverse and/or Attach Additional Sheets as Necessary)

25. ACCOUNTING AND APPROPRIATION DATA			26. TOTAL AWARD AMOUNT (For Govt. Use Only) $.0.00

☐ 27a. SOLICITATION INCORPORATES BY REFERENCE FAR 52.212-1. 52.212-4. FAR 52.212-3 AND 52.212-5 ARE ATTACHED. ADDENDA	☒ ARE ☐ ARE NOT ATTACHED.

☒ 27b. CONTRACT/PURCHASE ORDER INCORPORATES BY REFERENCE FAR 52.212-4. FAR 52-212-5 IS ATTACHED. ADDENDA.	☒ ARE ☐ ARE NOT ATTACHED.

☒  28. CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN     1     COPIES TO ISSUING OFFICE. CONTRACTOR AGREES TO FURNISH AND DELIVER ALL ITEMS SET FORTH OR OTHERWISE IDENTIFIED ABOVE AND ON ANY ADDITIONAL SHEETS SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED

☒ 29. AWARD OF CONTRACT: REF. Personalis proposal OFFER DATED 8/28/2017 YOUR OFFER ON SOLICITATION (BLOCK 5), INCLUDING ANY ADDITIONS OR CHANGES WHICH ARE SET FORTH HEREIN IS ACCEPTED AS TO ITEMS.

30a. SIGNATURE OF OFFEROR/CONTRACTOR		31a. UNITED STATES OF AMERICA (SIGNATURE OF CONTRACTING OFFICER)
/s/ Carol J Tillis, VP Finance		/s/ Keith Costantino

30b. NAME AND TITLE OF SIGNER (TYPE OR PRINT) Carol J Tillis, VP Finance	30c. DATE SIGNED 08/28/17	31b. NAME OF CONTRACTING OFFICER (TYPE OR PRINT) Keith Costantino	31c. DATE SIGNED 9/28/2017

AUTHORIZED FOR LOCAL REPRODUCTION PREVIOUS EDITION IS NOT USABLE	STANDARD FORM 1449 (Rev. 2/2012) Prescribed by GSA – FAR (48CRF) 53.212

SECTION B - CONTINUATION OF SF 1449 BLOCKS

B.1 CONTRACT ADMINISTRATION DATA

(continuation from Standard Form 1449, block 18A.)

1. Contract Administration: All contract administration matters will be handled by the following individuals:

a. CONTRACTOR:

b. GOVERNMENT: Contracting Officer 36C24E Keith Costantino

US Department of Veterans Affairs

Veterans Health Administration

Service Area Office (SAO) East

323 North Shore Drive, Suite 500

Pittsburgh PA 15212-5319

2. CONTRACTOR REMITTANCE ADDRESS: All payments by the Government to the contractor will be made in accordance with:

[X]	52.232-34, Payment by Electronic Funds Transfer—Other Than System For Award Management, or

[ ]	52.232-36, Payment by Third Party

3. INVOICES: Invoices shall be submitted in arrears:

a. Quarterly	[ ]

b. Semi-Annually	[ ]

c. Other	[ ] As directed by Task Order

4. GOVERNMENT INVOICE ADDRESS: All Invoices from the contractor shall be submitted electronically in accordance with VAAR Clause 852.232-72 Electronic Submission of Payment Requests.

US Department of Veterans Affairs

Financial Services Center (FSC)

P.O. Box 149971

Austin TX 78714-8971

ACKNOWLEDGMENT OF AMENDMENTS: The offeror acknowledges receipt of amendments to the Solicitation numbered and dated as follows:

AMENDMENT NO	DATE

B.2 LIMITATIONS ON SUBCONTRACTING— MONITORING AND COMPLIANCE (JUN 2011)

This solicitation includes FAR 52.219-14 Limitations on Subcontracting. Accordingly, any contract resulting from this solicitation will include this clause. The contractor is advised in performing contract administration functions, the CO may use the services of a support contractor(s) retained by VA to assist in assessing the contractor’s compliance with the limitations on subcontracting or percentage of work performance requirements specified in the clause. To that end, the support contractor(s) may require access to contractor’s offices where the contractor’s business records or other proprietary data are retained and to review such business records regarding the contractor’s compliance with this requirement. All support contractors conducting this review on behalf of VA will be required to sign an “Information Protection and Non-Disclosure and Disclosure of Conflicts of Interest Agreement” to ensure the contractor’s business records or other proprietary data reviewed or obtained in the course of assisting the CO in assessing the contractor for compliance are protected to ensure information or data is not improperly disclosed or other impropriety occurs. Furthermore, if VA determines any services the support contractor(s) will perform in assessing compliance are advisory and assistance services as defined in FAR 2.101, Definitions, the support contractor(s) must also enter into an agreement with the contractor to protect proprietary information as required by FAR 9.505-4, obtaining access to proprietary information, paragraph (b). The contractor is required to cooperate fully and make available any records as may be required to enable the CO to assess the contractor’s compliance with the limitations on subcontracting or percentage of work performance requirement.

B.3 SUBCONTRACTING COMMITMENTS—MONITORING AND COMPLIANCE (JUN 2011)

This solicitation includes VAAR 852.215-70, Service-Disabled Veteran-Owned and Veteran-Owned Small Business Evaluation Factors, and VAAR 852.215-71, Evaluation Factor Commitments. Accordingly, any contract resulting from this solicitation will include these clauses. The contractor is advised in performing contract administration functions, the CO may use the services of a support contractor(s) to assist in assessing contractor compliance with the subcontracting commitments incorporated into the contract. To that end, the support contractor(s) may require access to the contractor’s business records or other proprietary data to review such business records regarding contract compliance with this requirement. All support contractors conducting this review on behalf of VA will be required to sign an “Information Protection and Non-Disclosure and Disclosure of Conflicts of Interest Agreement” to ensure the contractor’s business records or other proprietary data reviewed or obtained in the course of assisting the CO in assessing the contractor for compliance are protected to ensure information or data is not improperly disclosed or other impropriety occurs. Furthermore, if VA determines any services the support contractor(s) will perform in assessing compliance are advisory and assistance services as defined in FAR 2.101, Definitions, the support contractor(s) must also enter into an agreement with the contractor to protect proprietary information as required by FAR 9.505-4, obtaining access to proprietary information, paragraph (b). The contractor is required to cooperate fully and make available any records as may be required to enable the CO to assess the contractor compliance with the subcontracting commitments.

STATEMENT OF WORK

Contractor shall furnish services to provide Whole Genome sequencing for human DNA samples for the Department of Veterans Affairs (VA) Veterans Health Administration (VHA), Office of Research and Development’s Million Veteran Program.

1.0 BACKGROUND/SCOPE/QUALIFICATIONS

The VHA provides healthcare services for the nations’ Veteran population. One of the charges of the VHA is to promote research and development dedicated to improving the health and lives of Veterans. The Office of Research and Development (ORD) created the Genomic Medicine Program (GMP) in 2006 to support and lead VA as it moves into the venue of genomic or precision medicine.

The field of genomics and particularly genomic medicine is a new and rapidly evolving one. The VA stands at this cutting edge and needs resources to ensure that the Veterans receive the benefit of the latest technology and research.

This Statement of Work is to secure a combination of WHOLE GENOME sequencing services to support the objectives of the VA’s Million Veteran Program (MVP).

MVP is a national research program begun in 2011 that is creating a resource of genetic information of one million consented Veteran volunteers (who receive their health care from the VA) linked with information from self-reported survey instruments and their electronic health records. There are currently 51 Veteran Affairs Medical Centers (VAMC) enrolling participants into MVP, and over 550,000 participants have fully consented and provided a blood sample to MVP. It is one of the world’s largest genetic resources of its kind.

1.1 GENERAL SCOPE

The VHA Million Veteran Program requires the services of High-throughput human whole genome sequencing.

The human DNA samples shall be sent by the VA to the contractor facility from the MAVERIC Biorepository in Boston or another VA biorepository.

1.2 CONTRACTOR QUALIFICATIONS

The contractor shall have the following qualifications, capabilities, and be able to document the following:

a.

Headquarters and laboratory facilities where work to be conducted in is located within the Continental United States. No work shall be performed outside of the United States or in any locality outside of the jurisdiction of the laws of the United States.

b.

Ability to conduct high-throughput WHOLE GENOME sequencing (for research purposes ONLY) of up to 2500 VA human DNA samples at average >30x depth over 90% of the mutually agreed upon reference genome per month utilizing a sequencing by synthesis method within the contract period. THIS IS A CRITICAL REQUIREMENT.

c.

OR, Ability to conduct high-throughput WHOLE GENOME sequencing (for research purposes ONLY) of up to 900 VA human tumor DNA samples at average >100x depth over 90% of the mutually agreed upon reference genome per month utilizing a sequencing by synthesis method within the contract period for somatic samples. THIS IS A CRITIAL REQUIREMENT.

d.	Ability for Sample tracking and management utilizing bar coding to ensure security & traceability of VA samples.

e.	Ability to produce documentation of sample handling and processing attributes/audit trail, etc. that would address sample mixing and sample error tracking.

f.	The contractor shall demonstrate that they are certified in Good Laboratory Practice (GLP) and CLIA certification

g.

Contractors shall be required to submit for a NACI low level background investigation and security clearance in accordance with the VA IT Security Clause and complete the required training and procedures to comply with these requirements.

2.0 TASKS/REQUIREMENTS.

Tasks: The contractor shall provide a detailed Project Management Plan in their proposal to address the following tasks necessary to complete the whole genome sequencing, and shall address the capabilities to provide specific requirements:

Additionally, the contractor shall not propose primary and alternative methods within a single proposal. If alternate methodologies are going to be proposed, it is suggested that the contractor submit multiple proposals.

Task 1: Provide a detailed DNA Sample Security and Data Security Plan:

1.	All materials and samples utilized during the course of the contract are the property of the Department of Veterans Affairs and must be handled in a confidential and secure manner.

2.

The contractor shall outline in their response: their planned lab Standard Operating Procedures (SOPs) methods for handling and securing of samples including paper and electronic documents, the methods, assurances and processes for destruction of samples and data, details of proposed shipping requirements like method/conditions for shipping, receipt & acknowledgement of shipments, encryption of hard drives (if that is the VA requested delivery method); documentation of security of electronic data delivery (if that is VA requested delivery method) as well as the contractors ability to perform in accordance with and subject to:

a.

VA Handbook 6500.1 - Electronic Media Sanitization, VA Directive 6300 – Records and Information Management and its Handbook 6300.1 Records management Procedures, National Archives and Records Administration(NARA), FISMA, HIPAA, NIST, and related VA security and privacy control requirements applicable with provisions and clauses within this requirement.

3.

This plan shall address how the contractor plans to meet these requirements and shall be required at the time of submitting the proposal. Simply stating or acknowledging the references is unacceptable.

Task 2: Attend an initial post-award contract kick-off meeting, and attend as needed meetings through the life of the contract.

1.

A kick off meeting will be held in Washington, DC at the Department of Veterans Affairs within 14 days after contract award and shall be attended by all key personnel staff on contract. This meeting may take place via teleconference if preferred.

2.	The contractor shall be required to communicate with Program staff on an as needed basis throughout the life of the contract via teleconference or videoconference.

Task 3: Receipt and storage of VA DNA samples for sequencing

1.

The contractor shall include in proposal in their response to this SOW the outer boundaries of needed DNA sample quality, quantity and shipping requirement which will then be discussed and finalized at the Kick-off meeting.

2.

VA will provide the contractor with coded human DNA samples. The samples shall be stored by the contractor at -20 degrees Celsius in locked upright or chest freezers (with emergency back-up power) until the samples are processed for sequencing. Any unused samples are to be destroyed by the contractor as specified by VA policies. (See task 6 for detailed instructions on unused DNA and sequence data)

3.	Sample tracking and management process shall be in place to ensure security of VA samples.

Task 4: Whole Genome Sequencing

1.

Contractor shall test DNA for quality sufficient to proceed with vendor sequencing procedures, and to confirm quality from VA reporting sent with samples, and to identity match samples before and after sequencing.

2.	Contractor shall provide the following services when a task order is issued for RESEARCH specimens:

A.	Research Whole Genome Sequencing ( at average >30x depth of >90% of current, bilaterally agreed upon reference genome)

i.

DNA alignments and quality scores (Phred) of variants relative to a human genome reference sequence provided by the contractor in FASTQ or similar output file format, OR complete raw sequence files in FASTQ format, depending upon the specific requests of the task order

ii.	Variant calls (if requested in task order)

iii.	BAM files of each sequenced genome (if requested in task order)

iv.	Genotype array data file for each sample.

B.	Research Whole genome sequencing of tumor DNA samples (at average >100x of current, bilaterally agreed upon reference genome)

i.

DNA alignments and quality scores (Phred) of variants relative to a human genome reference sequence provided by the contractor in FASTQ or similar output file format, OR complete raw sequence files in FASTQ format, depending upon the specific requests of the task order

ii.	Variant calls (if requested in task order)

iii.	BAM files of each sequenced genome (if requested in task order)

v.	Genotype array data file for each sample.

Task 5: Provide reports and required Data

1. Monthly Written Report:

This report shall be delivered electronically via email no later than the 1st business day of the following month. The report shall track parameters, including:

1.	Number of samples completed to desired parameters as requested per the task order

2.	Average depth of sequencing for each sample

3.	Quality control measurements of sequence data (including number of samples that did not meet QC measurement standards)

4.	These reports will include any non-compliance issues, to include if and the number of DNA samples that do not meet contractor’s QC standards.

5.	And, in accordance with the most current industry standards, any other data that may be deemed beneficial to VA by contractor.

2. Required Sequenced Data

Contractor shall supply completed whole genome sequence data for the VA samples including the data requirements in Task 4, and generated in a secure manner in one or all of the requested formats below. Delivery shall occur within 30 days of completion of sequencing for each task order :

1.

VA approved encrypted hard drives. Encryption shall be in accordance with VA security standards, VA Handbook 6500.6, by shipment of encrypted physical hard drives to VA location (provided by COR) by courier or overnight shipping, and including signature delivery confirmation. Currently the approved drive is 40TB (RAID 0) CSE-40TB4-SU3 (https://www.buslink.com/product.php?prod_id=442).

2.	or by secure electronic transfer to VA approved secure cloud storage location;

3.	or by secure electronic transfer to VA approved federal partner location.

Electronic Data and/or physical hard drives shall be sent to the VA or to approved cloud location or federal partner location within one week upon completion of each task order unless a specific schedule is mentioned in the individual task order.

The vendor should have the capacity to begin shipments of task orders with the approved encrypted hard drives, but be able to switch to electronic data delivery within the contract period,

Task 6: Destruction of Unused DNA and sequence data

1.

The contractor shall destroy or return unused DNA samples, in compliance with relevant sections of VA Handbook 6500.1 and per direction with written approval of the Contracting Officer’s Representative or Contracting Officer. The acceptable method of destroying DNA samples is by bleaching and certified to that effect.

2.

The contractor shall destroy all data associated with VA sample as per direction and with approval of the VA COR/Contracting Officer and in full compliance of the VA Handbook 6500.1 specifically paragraphs 5 and 6. Once the data is received, the VA COR will notify the vendor in writing of the same. The data on the vendor’s end shall be destroyed by the vendor after documented completion of initial QC checks by the VA. The vendor should be able to store the raw data for up to 12 months.

3.0 PLACE OF PERFORMANCE

The performance of this work shall be at the contractors facility, which shall meet the qualifications listed in this SOW. All certifications and assurances shall be provided to the CO and COR prior to initiation of work. The contractor will not be required to perform sample gathering at a government location, however the contractor will be required to demonstrate that the selected worksite meets all security requirements for the use of research coded samples. This will include the use of encrypted computers and an established system of information management in accordance with all federal and VA-specific security standards established by Federal law and regulation and VA-specific policy.

The contractor shall be required to complete and submit a Contractor Security Control Assessment within 30 days of award of a contract, and annually thereafter, in accordance with VA Handbook 6500.6.

No work shall be performed outside of the United States or in any locality outside of the jurisdiction of the laws of the United States.

4.0 GOVERNMENT FURNISHED EQUIPMENT INFORMATION

The Department of Veterans Affairs shall furnish the following Government Property for completion of the desired task

•	Coded DNA samples

•	Any required information necessary for sample processing and sequencing, to include manifest of samples and documentation of DNA quality and concentration.

5.0 TRAVEL

Contractor travel may be required for this contract, not exceeding 2 days to travel to VA Central Office in Washington, DC for kick-off meeting. Travel costs are the responsibility of the contractor.

6.0 PERFORMANCE PERIOD

The performance period for these services shall be for a base period of 1 year, with 3 option periods which may be exercised upon discretion of the VA.

Base period: September 2017 – August 2018

Option 1: FY 18 September 2018 – August 2019

Option 2: FY 19 September 2019 – August 2020

Option 3: FY 20 September 2020– August 2021

7.0 DELIVERABLES

Deliverable	Reference	Delivery Date 1st Occurrence	Frequency of Delivery	Destination

Project Management Plan	Tasks	Submit with response to solicitation.	With solicitation proposal and updated after contract award.	Contracting Officer (CO)

DNA Sample Security Plan	Task 1	Submit with response to solicitation	With solicitation proposal and updated after contract award.	CO

Good Laboratory Practice Certification	Qualifications	Submit with response to solicitation	Update and timely redelivery as events require	CO

CLIA certification	Qualifications	Submit with response to solicitation	Update and timely redelivery as events require	CO

Monthly Written Report	Task 6	1st day of following month.	Monthly	Contracting Officer’s Representative (COR)

Whole Genome Sequence Data	Task 4	Delivery shall occur within 30 days of completion of sequencing for each task order	Per task order	Secure physical shipment to designated VA location or electronic transfer to VA approved secure cloud storage location or federal partner location

Contractor Security Control Assessment	Qualifications	Within 30 days of contract award.	Within 30 days of award, and annually on the renewal date of contract.	COR

7.1 Schedule for Deliverables: If for any reason, any deliverable cannot be delivered within the time schedule indicated in the approved project schedule, the contractor shall provide a written explanation (within 5 business days prior the due date) to the Contracting Officer, with a copy to the COTR. This written transmittal shall include a firm commitment of when the work shall be completed. This notice to the Contracting Officer shall cite the reasons for the delay, and the impact on the overall project. The Contracting Officer shall then review the facts and issue a response in accordance with applicable regulations.

8.0 Confidentiality and Non-Disclosure

All samples and data provided by the Government and all data first produced or delivered during this contract is the sole property of the VA. The contractor recognizes that in the performance of this contract it may receive or have access to sensitive or confidential information, including personal information of VA employees and information proprietary in nature by system contractors, equipment manufacturers and other private or public entities. The contractor shall restrict access to sensitive or confidential information to the minimum number of employees necessary for contract performance.

The contractor shall indoctrinate its employees and all subcontractor employees working on this contract on the laws, rules and regulations governing access to sensitive and/or confidential information. All persons concerned shall understand that unauthorized access to or use of sensitive or confidential information related to this contract shall result in immediate termination of the individual or individuals from the contract and be subject to legal prosecution to the fullest extent of the law.

The contractor shall conduct an appropriate background investigation on all of its employees and subcontractor employees working on this contract and who require access to government computer systems.

9.0 Contract Administration

Notwithstanding the Contractor’s responsibility for total management during the performance of this contract, the administration of the contract will require maximum coordination between the Government and the Contractor. The following individuals will be the Government’s points of contact during the performance of this contract:

Contracting Officer’s Representative (COR):

[***],

Million Veteran Program

Office of Research and Development, VACO

Email: [***]

The COR shall be designated on the authority of the Contracting Officer at the time of contract award to monitor all technical aspects of the contract. In no event is the COR empowered to change any of the terms and conditions of the contract. Changes in any section of this contract shall be made only by the Contracting Officer pursuant to a properly executed modification. The types of actions within the purview of the COR’s authority are to ensure that the Contractor performs the technical requirements of the contract, and to notify both the Contractor and the Contracting Officer of any deficiencies observed. A memorandum of designation shall be issued to the COR and a copy shall be sent to the Contractor at the time of contract award setting forth in full the responsibilities and limitations of the COR.

10.0 Contract Type

A Requirements Contract provides for filling all actual requirements of designated Government activities for services during a specified contract period with time or duration to be scheduled by placing task orders with the contractor. Each task order issued against this contract shall have a separate period of performance. Funds will be obligated for under a separate task order based on actual needs. The information below depicts the government’s realistic estimate for anticipated number of tests over the base and option years. However, these are only estimates and task orders will be awarded based on actual needs.

REALISTIC ESTIMATE IAW FAR 16.503

Estimated Number of Samples for Whole Genome Sequence [***]
Base Period September 2017 through August 2018 (estimated)	[***]
Option Year 1 Period September 2018 through August 2019 (estimated)	[***]
Option Year 2 Period September 2019 through August 2020 (estimated)	[***]
Option Year 3 Period September 2020 through August 2021 (estimated)	[***]
TOTAL	[***]

VA INFORMATION AND INFORMATION SYSTEM SECURITY/PRIVACY LANGUAGE FOR INCLUSION INTO CONTRACTS, AS APPROPRIATE

1. GENERAL

Contractors, contractor personnel, subcontractors, and subcontractor personnel shall be subject to the same Federal laws, regulations, standards, and VA Directives and Handbooks as VA and VA personnel regarding information and information system security.

2. ACCESS TO VA INFORMATION AND VA INFORMATION SYSTEMS

a. A contractor/subcontrator shall request logical (technical) or physical access to VA information and VA information systems for their employees, subcontractors, and affiliates only to the extent necessary to perform the services specified in the contract, agreement, or task order.

b. All contractors, subcontractors, and third-party servicers and associates working with VA information are subject to the same investigative requirements as those of VA appointees or employees who have access to the same types of information. The level and process of background security investigations for contractors must be in accordance with VA Directive and Handbook 0710, Personnel Suitability and Security Program. The Office for Operations, Security, and Preparedness is responsible for these policies and procedures.

c. Contract personnel who require access to national security programs must have a valid security clearance. National Industrial Security Program (NISP) was established by Executive Order 12829 to ensure that cleared U.S. defense industry contract personnel safeguard the classified information in their possession while performing work on contracts, programs, bids, or research and development efforts. The Department of Veterans Affairs does not have a Memorandum of Agreement with Defense Security Service (DSS). Verification of a Security Clearance must be processed through the Special Security Officer located in the Planning and National Security Service within the Office of Operations, Security, and Preparedness.

d. Custom software development and outsourced operations must be located in the U.S. to the maximum extent practical. If such services are proposed to be performed abroad andare not disallowed by other VA policy or mandates, the contractor/subcontractor must state where all non-U.S. services are provided and detail a security plan, deemed to be acceptable by VA, specifically to address mitigation of the resulting problems of communication, control, data protection, and so forth. Location within the U.S. may be an evaluation factor.

e. The contractor or subcontractor must notify the Contracting Officer immediately when an employee working on a VA system or with access to VA information is reassigned or leaves the contractor or subcontractor’s employ. The Contracting Officer must also be notified immediately by the contractor or subcontractor prior to an unfriendly termination.

3. VA INFORMATION CUSTODIAL LANGUAGE

a. Information made available to the contractor or subcontractor by VA for the performance or administration of this contract or information developed by the contractor/subcontractor in performance or administration of the contract shall be used only for those purposes and shall not be used in any other way without the prior written agreement of the VA. This clause expressly limits the contractor/subcontractor’s rights to use data as described in Rights in Data - General, FAR 52.227-14(d) (1).

b. VA information should not be co-mingled, if possible, with any other data on the contractors/subcontractor’s information systems or media storage systems in order to ensure VA requirements related to data protection and media sanitization can be met. If co-mingling must be allowed to meet the requirements of the business need, the contractor must ensure that VA’s information is returned to the VA or destroyed in accordance with VA’s sanitization requirements. VA reserves the right to conduct on site inspections of contractor and subcontractor IT resources to ensure data security controls, separation of data and job duties, and destruction/media sanitization procedures are in compliance with VA directive requirements.

c. Prior to termination or completion of this contract, contractor/subcontractor must not destroy information received from VA, or gathered/created by the contractor in the course of performing this contract without prior written approval by the VA. Any data destruction done on behalf of VA by a contractor/subcontractor must be done in accordance with National Archives and Records Administration (NARA) requirements as outlined in VA Directive 6300, Records and Information Management and its Handbook 6300.1 Records Management Procedures, applicable VA Records Control Schedules, and VA Handbook 6500.1, Electronic Media Sanitization. Self-certification by the contractor that the data destruction requirements above have been met must be sent to the VA Contracting Officer within 30 days of termination of the contract.

d. The contractor/subcontractor must receive, gather, store, back up, maintain, use, disclose and dispose of VA information only in compliance with the terms of the contract and applicable Federal and VA information confidentiality and security laws, regulations and policies. If Federal or VA information confidentiality and security laws, regulations and policies become applicable to the VA information or information systems after execution of the contract, or if NIST issues or updates applicable FIPS or Special Publications (SP) after execution of this contract, the parties agree to negotiate in good faith to implement the information confidentiality and security laws, regulations and policies in this contract.

e. The contractor/subcontractor shall not make copies of VA information except as authorized and necessary to perform the terms of the agreement or to preserve electronic information stored on contractor/subcontractor electronic storage media for restoration in case any electronic equipment or data used by the contractor/subcontractor needs to be restored to an operating state. If copies are made for restoration purposes, after the restoration is complete, the copies must be appropriately destroyed.

f. If VA determines that the contractor has violated any of the information confidentiality, privacy, and security provisions of the contract, it shall be sufficient grounds for VA to withhold payment to the contractor or third party or terminate the contract for default or terminate for cause under Federal Acquisition Regulation (FAR) part 12.

g. If a VHA contract is terminated for cause, the associated BAA must also be terminated and appropriate actions taken in accordance with VHA Handbook 1600.01, Business Associate Agreements. Absent an agreement to use or disclose protected health information, there is no business associate relationship.

h. The contractor/subcontractor must store, transport, or transmit VA sensitive information in an encrypted form, using VA-approved encryption tools that are, at a minimum, FIPS 140-2 validated.

i. The contractor/subcontractor’s firewall and Web services security controls, if applicable, shall meet or exceed VA’s minimum requirements. VA Configuration Guidelines are available upon request.

j. Except for uses and disclosures of VA information authorized by this contract for performance of the contract, the contractor/subcontractor may use and disclose VA information only in two other situations: (i) in response to a qualifying order of a court of competent jurisdiction, or (ii) with VA’s prior written approval. The contractor/subcontractor must refer all requests for, demands for production of, or inquiries about, VA information and information systems to the VA contracting officer for response.

k. Notwithstanding the provision above, the contractor/subcontractor shall not release VA records protected by Title 38 U.S.C. 5705, confidentiality of medical quality assurance records and/or Title 38 U.S.C. 7332, confidentiality of certain health records pertaining to drug addiction, sickle cell anemia, alcoholism or alcohol abuse, or infection with human immunodeficiency virus. If the contractor/subcontractor is in receipt of a court order or other requests for the above mentioned information, that contractor/subcontractor shall immediately refer such court orders or other requests to the VA contracting officer for response.

l. For service that involves the storage, generating, transmitting, or exchanging of VA sensitive information but does not require C&A or an MOU-ISA for system interconnection, the contractor/subcontractor must complete a Contractor Security Control Assessment (CSCA) on a yearly basis and provide it to the COR.

4. INFORMATION SYSTEM DESIGN AND DEVELOPMENT

a. Information systems that are designed or developed for or on behalf of VA at non-VA facilities shall comply with all VA directives developed in accordance with FISMA, HIPAA, NIST, and related VA security and privacy control requirements for Federal information systems. This includes standards for the protection of electronic PHI, outlined in 45 C.F.R. Part 164, Subpart C, information and system security categorization level designations in accordance with FIPS 199 and FIPS 200 with implementation of all baseline security controls commensurate with the FIPS 199 system security categorization (reference Appendix D of VA Handbook 6500, VA Information Security Program). During the development cycle a Privacy Impact Assessment (PIA) must be completed, provided to the COR, and approved by the VA Privacy Service in accordance with Directive 6507, VA Privacy Impact Assessment.

b. The contractor/subcontractor shall certify to the COR that applications are fully functional and operate correctly as intended on systems using the VA Federal Desktop Core Configuration (FDCC), and the common security configuration guidelines provided by NIST or the VA. This includes Internet Explorer 7 configured to operate on Windows XP and Vista (in Protected Mode on Vista) and future versions, as required.

c. The standard installation, operation, maintenance, updating, and patching of software shall not alter the configuration settings from the VA approved and FDCC configuration. Information technology staff must also use the Windows Installer Service for installation to the default “program files” directory and silently install and uninstall.

d. Applications designed for normal end users shall run in the standard user context without elevated system administration privileges.

e. The security controls must be designed, developed, approved by VA, and implemented in accordance with the provisions of VA security system development life cycle as outlined in NIST Special Publication 800-37, Guide for Applying the Risk Management Framework to Federal Information Systems, VA Handbook 6500, Information Security Program and VA Handbook 6500.5, Incorporating Security and Privacy in System Development Lifecycle.

f. The contractor/subcontractor is required to design, develop, or operate a System of Records Notice (SOR) on individuals to accomplish an agency function subject to the Privacy Act of 1974, (as amended), Public Law 93-579, December 31, 1974 (5 U.S.C. 552a) and applicable agency regulations. Violation of the Privacy Act may involve the imposition of criminal and civil penalties.

g. The contractor/subcontractor agrees to:

(1) Comply with the Privacy Act of 1974 (the Act) and the agency rules and regulations issued under the Act in the design, development, or operation of any system of records on individuals to accomplish an agency function when the contract specifically identifies:

(a) The Systems of Records (SOR); and

(b) The design, development, or operation work that the contractor/subcontractor is to perform;

(2) Include the Privacy Act notification contained in this contract in every solicitation and resulting subcontract and in every subcontract awarded without a solicitation, when the work statement in the proposed subcontract requires the redesign, development, or operation of a SOR on individuals that is subject to the Privacy Act; and l. All other vulnerabilities shall be remediated as specified in this paragraph in a timely manner based on risk, but within 60 days of discovery or disclosure. Exceptions to this paragraph (e.g. for the convenience of VA) shall only be granted with approval of the contracting officer and the VA Assistant Secretary for Office of Information and Technology.

5. INFORMATION SYSTEM HOSTING, OPERATION, MAINTENANCE, OR USE

a. For information systems that are hosted, operated, maintained, or used on behalf of VA at non-VA facilities, contractors/subcontractors are fully responsible and accountable for ensuring compliance with all HIPAA, Privacy Act, FISMA, NIST, FIPS, and VA security and privacy directives and handbooks. This includes conducting compliant risk assessments, routine vulnerablity scanning, system patching and change management procedures, and the completion of an acceptable contingency plan for each system. The contractor’s security control procedures must be equivalent, to those procedures used to secure VA systems. A Privacy Impact Assessment (PIA) must also be provided to the COR and approved by VA Privacy Service prior to operational approval. All external Internet connections to VA’s network involving VA information must be reviewed and approved by VA prior to implementation.

b. Adequate security controls for collecting, processing, transmitting, and storing of Personally Identifiable Information (PII), as determined by the VA Privacy Service, must be in place, tested, and approved by VA prior to hosting, operation, maintenance, or use of the information system, or systems by or on behalf of VA. These security controls are to be assessed and stated within the PIA and if these controls are determined not to be in place, or inadequate, a Plan of Action and Milestones (POA&M) must be submitted and approved prior to the collection of PII.

c. Outsourcing (contractor facility, contractor equipment or contractor staff) of systems or network operations, telecommunications services, or other managed services requires certification and accreditation (authorization) (C&A) of the contractor’s systems in accordance with VA Handbook 6500.3, Certification and Accreditation and/or the VA OCS Certification Program Office. Government-owned (government facility or government equipment) contractor-operated systems, third party or business partner networks require memorandums of understanding and interconnection agreements (MOU-ISA) which detail what data types are shared, who has access, and the appropriate level of security controls for all systems connected to VA networks.

d. The contractor/subcontractor’s system must adhere to all FISMA, FIPS, and NIST standards related to the annual FISMA security controls assessment and review and update the PIA. Any deficiencies noted during this assessment must be provided to the VA contracting officer and the ISO for entry into VA’s POA&M management process. The contractor/subcontractor must use VA’s POA&M process to document planned remedial actions to address any deficiencies in information security policies, procedures, and practices, and the completion of those activities. Security deficiencies must be corrected within the timeframes approved by the government. Contractor/subcontractor procedures are subject to periodic, unannounced assessments by VA officials, including the VA Office of Inspector General. The physical security aspects associated with contractor/subcontractor activities must also be subject to such assessments. If major changes to the system occur that may affect the privacy or security of the data or the system, the C&A of the system may need to be reviewed, retested and re-authorized per VA Handbook 6500.3. This may require reviewing and updating all of the documentation (PIA, System Security Plan, Contingency Plan). The Certification Program Office can provide guidance on whether a new C&A would be necessary.

e. The contractor/subcontractor must conduct an annual self assessment on all systems and outsourced services as required. Both hard copy and electronic copies of the assessment must be provided to the COR. The government reserves the right to conduct such an assessment using government personnel or another contractor/subcontractor. The contractor/subcontractor must take appropriate and timely action (this can be specified in the contract) to correct or mitigate any weaknesses discovered during such testing, generally at no additional cost.

f. VA prohibits the installation and use of personally-owned or contractor/subcontractor owned equipment or software on VA’s network. If non-VA owned equipment must be used to fulfill the requirements of a contract, it must be stated in the service agreement, SOW or contract. All of the security controls required for government furnished equipment (GFE) must be utilized in approved other equipment (OE) and must be funded by the owner of the equipment. All remote systems must be equipped with, and use, a VA-approved antivirus (AV) software and a personal (host-based or enclave based) firewall that is configured with a VA approved configuration. Software must be kept current, including all critical updates and patches. Owners of approved OE are responsible for providing and maintaining the anti-viral software and the firewall on the non-VA owned OE.

g. All electronic storage media used on non-VA leased or non-VA owned IT equipment that is used to store, process, or access VA information must be handled in adherence with VA Handbook 6500.1, Electronic Media Sanitization upon: (i) completion or termination of the contract or (ii) disposal or return of the IT equipment by the contractor/subcontractor or any person acting on behalf of the contractor/subcontractor, whichever is earlier. Media (hard drives, optical disks, CDs, back-up tapes, etc.) used by the contractors/subcontractors that contain VA information must be returned to the VA for sanitization or destruction or the contractor/subcontractor must self-certify that the media has been disposed of per 6500.1 requirements. This must be completed within 30 days of termination of the contract.

h. Bio-Medical devices and other equipment or systems containing media (hard drives, optical disks, etc.) with VA sensitive information must not be returned to the vendor at the end of lease, for trade-in, or other purposes. The options are:

(1) Vendor must accept the system without the drive;

(2) VA’s initial medical device purchase includes a spare drive which must be installed in place of the original drive at time of turn-in; or

(3) VA must reimburse the company for media at a reasonable open market replacement cost at time of purchase.

(4) Due to the highly specialized and sometimes proprietary hardware and software associated with medical equipment/systems, if it is not possible for the VA to retain the hard drive, then;

(a) The equipment vendor must have an existing BAA if the device being traded in has sensitive information stored on it and hard drive(s) from the system are being returned physically intact; and

(b) Any fixed hard drive on the device must be non-destructively sanitized to the greatest extent possible without negatively impacting system operation. Selective clearing down to patient data folder level is recommended using VA approved and validated overwriting technologies/methods/tools. Applicable media sanitization specifications need to be preapproved and described in the purchase order or contract.

(c) A statement needs to be signed by the Director (System Owner) that states that the drive could not be removed and that (a) and (b) controls above are in place and completed. The ISO needs to maintain the documentation.

6. SECURITY INCIDENT INVESTIGATION

a. The term “security incident” means an event that has, or could have, resulted in unauthorized access to, loss or damage to VA assets, or sensitive information, or an action that breaches VA security procedures. The contractor/subcontractor shall immediately notify the COR and simultaneously, the designated ISO and Privacy Officer for the contract of any known or suspected security/privacy incidents, or any unauthorized disclosure of sensitive information, including that contained in system(s) to which the contractor/subcontractor has access.

b. To the extent known by the contractor/subcontractor, the contractor/subcontractor’s notice to VA shall identify the information involved, the circumstances surrounding the incident (including to whom, how, when, and where the VA information or assets were placed at risk or compromised), and any other information that the contractor/subcontractor considers relevant.

c. With respect to unsecured protected health information, the business associate is deemed to have discovered a data breach when the business associate knew or should have known of a breach of such information. Upon discovery, the business associate must notify the covered entity of the breach. Notifications need to be made in accordance with the executed business associate agreement.

d. In instances of theft or break-in or other criminal activity, the contractor/subcontractor must concurrently report the incident to the appropriate law enforcement entity (or entities) of jurisdiction, including the VA OIG and Security and Law Enforcement. The contractor, its employees, and its subcontractors and their employees shall cooperate with VA and any law enforcement authority responsible for the investigation and prosecution of any possible criminal law violation(s) associated with any incident. The contractor/subcontractor shall cooperate with VA in any civil litigation to recover VA information, obtain monetary or other compensation from a third party for damages arising from any incident, or obtain injunctive relief against any third party arising from, or related to, the incident.

7. LIQUIDATED DAMAGES FOR DATA BREACH

a. Consistent with the requirements of 38 U.S.C. §5725, a contract may require access to sensitive personal information. If so, the contractor is liable to VA for liquidated damages in the event of a data breach or privacy incident involving any SPI the contractor/subcontractor processes or maintains under this contract.

b. The contractor/subcontractor shall provide notice to VA of a “security incident” as set forth in the Security Incident Investigation section above. Upon such notification, VA must secure from a non-Department entity or the VA Office of Inspector General an independent risk analysis of the data breach to determine the level of risk associated with the data breach for the potential misuse of any sensitive personal information involved in the data breach. The term ‘data breach’ means the loss, theft, or other unauthorized access, or any access other than that incidental to the scope of employment, to data containing sensitive personal information, in electronic or printed form, that results in the potential compromise of the confidentiality or integrity of the data. Contractor shall fully cooperate with the entity performing the risk analysis. Failure to cooperate may be deemed a material breach and grounds for contract termination.

c. Each risk analysis shall address all relevant information concerning the data breach, including the following:

(1) Nature of the event (loss, theft, unauthorized access);

(2) Description of the event, including:

(a) date of occurrence;

(b) data elements involved, including any PII, such as full name, social security number, date of birth, home address, account number, disability code;

(3) Number of individuals affected or potentially affected;

(4) Names of individuals or groups affected or potentially affected;

(5) Ease of logical data access to the lost, stolen or improperly accessed data in light of the degree of protection for the data, e.g., unencrypted, plain text;

(6) Amount of time the data has been out of VA control;

(7) The likelihood that the sensitive personal information will or has been compromised (made accessible to and usable by unauthorized persons);

(8) Known misuses of data containing sensitive personal information, if any;

(9) Assessment of the potential harm to the affected individuals;

(10) Data breach analysis as outlined in 6500.2 Handbook, Management of Security and Privacy Incidents, as appropriate; and

(11) Whether credit protection services may assist record subjects in avoiding or mitigating the results of identity theft based on the sensitive personal information that may have been compromised.

d. Based on the determinations of the independent risk analysis, the contractor shall be responsible for paying to the VA liquidated damages in the amount of $37.50 per affected individual to cover the cost of providing credit protection services to affected individuals consisting of the following:

(1) Notification;

(2) One year of credit monitoring services consisting of automatic daily monitoring of at least 3 relevant credit bureau reports;

(3) Data breach analysis;

(4) Fraud resolution services, including writing dispute letters, initiating fraud alerts and credit freezes, to assist affected individuals to bring matters to resolution;

(5) One year of identity theft insurance with $20,000.00 coverage at $0 deductible; and

(6) Necessary legal expenses the subjects may incur to repair falsified or damaged credit records, histories, or financial affairs.

8. SECURITY CONTROLS COMPLIANCE TESTING

On a periodic basis, VA, including the Office of Inspector General, reserves the right to evaluate any or all of the security controls and privacy practices implemented by the contractor under the clauses contained within the contract. With 10 working-day’s notice, at the request of the government, the contractor must fully cooperate and assist in a government-sponsored security controls assessment at each location wherein VA information is processed or stored, or information systems are developed, operated, maintained, or used on behalf of VA, including those initiated by the Office of Inspector General. The government may conduct a security control assessment on shorter notice (to include unannounced assessments) as determined by VA in the event of a security incident or at any other time.

9. TRAINING

a. All contractor employees and subcontractor employees requiring access to VA information and VA information systems shall complete the following before being granted access to VA information and its systems:

(1) Sign and acknowledge (either manually or electronically) understanding of and responsibilities for compliance with the Contractor Rules of Behavior, Appendix E relating to access to VA information and information systems;

(2) Successfully complete the VA Cyber Security Awareness and Rules of Behavior training and annually complete required security training;

(3) Successfully complete the appropriate VA privacy training and annually complete required privacy training; and

(4) Successfully complete any additional cyber security or privacy training, as required for VA personnel with equivalent information system access [to be defined by the VA program official and provided to the contracting officer for inclusion in the solicitation document – e.g., any role-based information security training required in accordance with NIST Special Publication 800-16, Information Technology Security Training Requirements.]

b. The contractor shall provide to the contracting officer and/or the COR a copy of the training certificates and certification of signing the Contractor Rules of Behavior for each applicable employee within 1 week of the initiation of the contract and annually thereafter, as required.

c. Failure to complete the mandatory annual training and sign the Rules of Behavior annually, within the timeframe required, is grounds for suspension or termination of all physical or electronic access privileges and removal from work on the contract until such time as the training and documents are complete.

CONTRACTOR RULES OF BEHAVIOR

This User Agreement contains rights and authorizations regarding my access to and use of any information assets or resources associated with my performance of services under the contract terms with the Department of Veterans Affairs (VA). This User Agreement covers my access to all VA data whether electronic or hard copy (“Data”), VA information systems and resources (“Systems”), and VA sites (“Sites”). This User Agreement incorporates Rules of Behavior for using VA, and other information systems and resources under the contract.

1. GENERAL TERMS AND CONDITIONS FOR ALL ACTIONS AND ACTIVITIES UNDER THE CONTRACT:

a. I understand and agree that I have no reasonable expectation of privacy in accessing or using any VA, or other Federal Government information systems.

b. I consent to reviews and actions by the Office of Information & Technology (OI&T) staff designated and authorized by the VA Chief Information Officer (CIO) and to the VA OIG regarding my access to and use of any information assets or resources associated with my performance of services under the contract terms with the VA. These actions may include monitoring, recording, copying, inspecting, restricting access, blocking, tracking, and disclosing to all authorized OI&T, VA, and law enforcement personnel as directed by the VA CIO without my prior consent or notification.

c. I consent to reviews and actions by authorized VA systems administrators and Information Security Officers solely for protection of the VA infrastructure, including, but not limited to monitoring, recording, auditing, inspecting, investigating, restricting access, blocking, tracking, disclosing to authorized personnel, or any other authorized actions by all authorized OI&T, VA, and law enforcement personnel.

d. I understand and accept that unauthorized attempts or acts to access, upload, change, or delete information on Federal Government systems; modify Federal government systems; deny access to Federal government systems; accrue resources for unauthorized use on Federal government systems; or otherwise misuse Federal government systems or resources are prohibited.

e. I understand that such unauthorized attempts or acts are subject to action that may result in criminal, civil, or administrative penalties. This includes penalties for violations of Federal laws including, but not limited to, 18 U.S.C. §1030 (fraud and related activity in connection with computers) and 18 U.S.C. §2701 (unlawful access to stored communications).

f. I agree that OI&T staff, in the course of obtaining access to information or systems on my behalf for performance under the contract, may provide information about me including, but not limited to, appropriate unique personal identifiers such as date of birth and social security number to other system administrators, Information Security Officers (ISOs), or other authorized staff without further notifying me or obtaining additional written or verbal permission from me.

g. I understand I must comply with VA’s security and data privacy directives and handbooks. I understand that copies of those directives and handbooks can be obtained from the Contracting Officer’s Technical Representative (COR). If the contractor believes the policies and guidance provided by the COR is a material unilateral change to the contract, the contractor must elevate such concerns to the Contracting Officer for resolution.

h. I will report suspected or identified information security/privacy incidents to the COR and to the local ISO or Privacy Officer as appropriate.

2. GENERAL RULES OF BEHAVIOR

a. Rules of Behavior are part of a comprehensive program to provide complete information security. These rules establish standards of behavior in recognition of the fact that knowledgeable users are the foundation of a successful security program. Users must understand that taking personal responsibility for the security of their computer and the information it contains is an essential part of their job.

b. The following rules apply to all VA contractors. I agree to:

(1) Follow established procedures for requesting, accessing, and closing user accounts and access. I will not request or obtain access beyond what is normally granted to users or by what is outlined in the contract.

(2) Use only systems, software, databases, and data which I am authorized to use, including any copyright restrictions.

(3) I will not use other equipment (OE) (non-contractor owned) for the storage, transfer, or processing of VA sensitive information without a VA CIO approved waiver, unless it has been reviewed and approved by local management and is included in the language of the contract. If authorized to use OE IT equipment, I must ensure that the system meets all applicable 6500 Handbook requirements for OE.

(4) Not use my position of trust and access rights to exploit system controls or access information for any reason other than in the performance of the contract.

(5) Not attempt to override or disable security, technical, or management controls unless expressly permitted to do so as an explicit requirement under the contract or at the direction of the COR or ISO. If I am allowed or required to have a local administrator account on a government-owned computer, that local administrative account does not confer me unrestricted access or use, nor the authority to bypass security or other controls except as expressly permitted by the VA CIO or CIO’s designee.

(6) Contractors’ use of systems, information, or sites is strictly limited to fulfill the terms of the contract. I understand no personal use is authorized. I will only use other Federal government information systems as expressly authorized by the terms of those systems. I accept that the restrictions under ethics regulations and criminal law still apply.

(7) Grant access to systems and information only to those who have an official need to know.

(8) Protect passwords from access by other individuals.

(9) Create and change passwords in accordance with VA Handbook 6500 on systems and any devices protecting VA information as well as the rules of behavior and security settings for the particular system in question.

(10) Protect information and systems from unauthorized disclosure, use, modification, or destruction. I will only use encryption that is FIPS 140-2 validated to safeguard VA sensitive information, both safeguarding VA sensitive information in storage and in transit regarding my access to and use of any information assets or resources associated with my performance of services under the contract terms with the VA.

(11) Follow VA Handbook 6500.1, Electronic Media Sanitization to protect VA information. I will contact the COR for policies and guidance on complying with this requirement and will follow the COR’s orders.

(12) Ensure that the COR has previously approved VA information for public dissemination, including e-mail communications outside of the VA as appropriate. I will not make any unauthorized disclosure of any VA sensitive information through the use of any means of communication including but not limited to e-mail, instant messaging, online chat, and web bulletin boards or logs.

(13) Not host, set up, administer, or run an Internet server related to my access to and use of any information assets or resources associated with my performance of services under the contract terms with the VA unless explicitly authorized under the contract or in writing by the COR.

(14) Protect government property from theft, destruction, or misuse. I will follow VA directives and handbooks on handling Federal government IT equipment, information, and systems. I will not take VA sensitive information from the workplace without authorization from the COR.

(15) Only use anti-virus software, antispyware, and firewall/intrusion detection software authorized by VA. I will contact the COR for policies and guidance on complying with this requirement and will follow the COR’s orders regarding my access to and use of any information assets or resources associated with my performance of services under the contract terms with VA.

(16) Not disable or degrade the standard anti-virus software, antispyware, and/or firewall/intrusion detection software on the computer I use to access and use information assets or resources associated with my performance of services under the contract terms with VA. I will report anti-virus, antispyware, firewall or intrusion detection software errors, or significant alert messages to the COR.

(17) Understand that restoration of service of any VA system is a concern of all users of the system.

(18) Complete required information security and privacy training, and complete required training for the particular systems to which I require access.

3. ADDITIONAL CONDITIONS FOR USE OF NON- VA INFORMATION TECHNOLOGY RESOURCES

a. When required to complete work under the contract, I will directly connect to the VA network whenever possible. If a direct connection to the VA network is not possible, then I will use VA approved remote access software and services.

b. Remote access to non-public VA information technology resources is prohibited from publicly-available IT computers, such as remotely connecting to the internal VA network from computers in a public library.

c. I will not have both a VA network line and any kind of non-VA network line including a wireless network card, modem with phone line, or other network device physically connected to my computer at the same time, unless the dual connection is explicitly authorized by the COR.

d. I understand that I may not obviate or evade my responsibility to adhere to VA security requirements by subcontracting any work under any given contract or agreement with VA, and that any subcontractor(s) I engage shall likewise be bound by the same security requirements and penalties for violating the same.

4. STATEMENT ON LITIGATION

This User Agreement does not and should not be relied upon to create any other right or benefit, substantive or procedural, enforceable by law, by a party to litigation with the United States Government.

5. ACKNOWLEDGEMENT AND ACCEPTANCE

I acknowledge receipt of this User Agreement. I understand and accept all terms and conditions of this User Agreement, and I will comply with the terms and conditions of this agreement and any additional VA warning banners, directives, handbooks, notices, or directions regarding access to or use of information systems or information. The terms and conditions of this document do not supersede the terms and conditions of the signatory’s employer and VA.

Print or type your full name

Signature

Last 4 digits of SSN Date

Office Phone Position Title

Contractor’s Company

Name

Please complete and return the original signed document to the COR within the timeframe stated in the terms of the contract.

Description of Services
Base Period September 2017 through August 2018

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SECTION C - CONTRACT CLAUSES

C.1 52.212-4 CONTRACT TERMS AND CONDITIONS—COMMERCIAL ITEMS (JAN 2017)

(a) Inspection/Acceptance. The Contractor shall only tender for acceptance those items that conform to the requirements of this contract. The Government reserves the right to inspect or test any supplies or services that have been tendered for acceptance. The Government may require repair or replacement of nonconforming supplies or reperformance of nonconforming services at no increase in contract price. If repair/replacement or reperformance will not correct the defects or is not possible, the Government may seek an equitable price reduction or adequate consideration for acceptance of nonconforming supplies or services. The Government must exercise its post-acceptance rights—

(1) Within a reasonable time after the defect was discovered or should have been discovered; and

(2) Before any substantial change occurs in the condition of the item, unless the change is due to the defect in the item.

(b) Assignment. The Contractor or its assignee may assign its rights to receive payment due as a result of performance of this contract to a bank, trust company, or other financing institution, including any Federal lending agency in accordance with the Assignment of Claims Act (31 U.S.C. 3727). However, when a third party makes payment (e.g., use of the Governmentwide commercial purchase card), the Contractor may not assign its rights to receive payment under this contract.

(c) Changes. Changes in the terms and conditions of this contract may be made only by written agreement of the parties.

(d) Disputes. This contract is subject to 41 U.S.C. chapter 71, Contract Disputes. Failure of the parties to this contract to reach agreement on any request for equitable adjustment, claim, appeal or action arising under or relating to this contract shall be a dispute to be resolved in accordance with the clause at FAR 52.233-1, Disputes, which is incorporated herein by reference. The Contractor shall proceed diligently with performance of this contract, pending final resolution of any dispute arising under the contract.

(e) Definitions. The clause at FAR 52.202-1, Definitions, is incorporated herein by reference.

(f) Excusable delays. The Contractor shall be liable for default unless nonperformance is caused by an occurrence beyond the reasonable control of the Contractor and without its fault or negligence such as, acts of God or the public enemy, acts of the Government in either its sovereign or contractual capacity, fires, floods, epidemics, quarantine restrictions, strikes, unusually severe weather, and delays of common carriers. The Contractor shall notify the Contracting Officer in writing as soon as it is reasonably possible after the commencement of any excusable delay, setting forth the full particulars in connection therewith, shall remedy such occurrence with all reasonable dispatch, and shall promptly give written notice to the Contracting Officer of the cessation of such occurrence.

(g) Invoice.

(1) The Contractor shall submit an original invoice and three copies (or electronic invoice, if authorized) to the address designated in the contract to receive invoices. An invoice must include—

(i) Name and address of the Contractor;

(ii) Invoice date and number;

(iii) Contract number, line item number and, if applicable, the order number;

(iv) Description, quantity, unit of measure, unit price and extended price of the items delivered;

(v) Shipping number and date of shipment, including the bill of lading number and weight of shipment if shipped on Government bill of lading;

(vi) Terms of any discount for prompt payment offered;

(vii) Name and address of official to whom payment is to be sent;

(viii) Name, title, and phone number of person to notify in event of defective invoice; and

(ix) Taxpayer Identification Number (TIN). The Contractor shall include its TIN on the invoice only if required elsewhere in this contract.

(x) Electronic funds transfer (EFT) banking information.

(A) The Contractor shall include EFT banking information on the invoice only if required elsewhere in this contract.

(B) If EFT banking information is not required to be on the invoice, in order for the invoice to be a proper invoice, the Contractor shall have submitted correct EFT banking information in accordance with the applicable solicitation provision, contract clause (e.g., 52.232-33, Payment by Electronic Funds Transfer—System for Award Management, or 52.232-34, Payment by Electronic Funds Transfer—Other Than System for Award Management), or applicable agency procedures.

(C) EFT banking information is not required if the Government waived the requirement to pay by EFT.

(2) Invoices will be handled in accordance with the Prompt Payment Act (31 U.S.C. 3903) and Office of Management and Budget (OMB) prompt payment regulations at 5 CFR part 1315.

(h) Patent indemnity. The Contractor shall indemnify the Government and its officers, employees and agents against liability, including costs, for actual or alleged direct or contributory infringement of, or inducement to infringe, any United States or foreign patent, trademark or copyright, arising out of the performance of this contract, provided the Contractor is reasonably notified of such claims and proceedings.

(i) Payment.—

(1) Items accepted. Payment shall be made for items accepted by the Government that have been delivered to the delivery destinations set forth in this contract.

(2) Prompt payment. The Government will make payment in accordance with the Prompt Payment Act (31 U.S.C. 3903) and prompt payment regulations at 5 CFR part 1315.

(3) Electronic Funds Transfer (EFT). If the Government makes payment by EFT, see 52.212-5(b) for the appropriate EFT clause.

(4) Discount. In connection with any discount offered for early payment, time shall be computed from the date of the invoice. For the purpose of computing the discount earned, payment shall be considered to have been made on the date which appears on the payment check or the specified payment date if an electronic funds transfer payment is made.

(5) Overpayments. If the Contractor becomes aware of a duplicate contract financing or invoice payment or that the Government has otherwise overpaid on a contract financing or invoice payment, the Contractor shall—

(i) Remit the overpayment amount to the payment office cited in the contract along with a description of the overpayment including the—

(A) Circumstances of the overpayment (e.g., duplicate payment, erroneous payment, liquidation errors, date(s) of overpayment);

(B) Affected contract number and delivery order number, if applicable;

(C) Affected line item or subline item, if applicable; and

(D) Contractor point of contact.

(ii) Provide a copy of the remittance and supporting documentation to the Contracting Officer.

(6) Interest.

(i) All amounts that become payable by the Contractor to the Government under this contract shall bear simple interest from the date due until paid unless paid within 30 days of becoming due. The interest rate shall be the interest rate established by the Secretary of the Treasury as provided in 41 U.S.C. 7109, which is applicable to the period in which the amount becomes due, as provided in (i)(6)(v) of this clause, and then at the rate applicable for each six-month period as fixed by the Secretary until the amount is paid.

(ii) The Government may issue a demand for payment to the Contractor upon finding a debt is due under the contract.

(iii) Final decisions. The Contracting Officer will issue a final decision as required by 33.211 if—

(A) The Contracting Officer and the Contractor are unable to reach agreement on the existence or amount of a debt within 30 days;

(B) The Contractor fails to liquidate a debt previously demanded by the Contracting Officer within the timeline specified in the demand for payment unless the amounts were not repaid because the Contractor has requested an installment payment agreement; or

(C) The Contractor requests a deferment of collection on a debt previously demanded by the Contracting Officer (see 32.607-2).

(iv) If a demand for payment was previously issued for the debt, the demand for payment included in the final decision shall identify the same due date as the original demand for payment.

(v) Amounts shall be due at the earliest of the following dates:

(A) The date fixed under this contract.

(B) The date of the first written demand for payment, including any demand for payment resulting from a default termination.

(vi) The interest charge shall be computed for the actual number of calendar days involved beginning on the due date and ending on—

(A) The date on which the designated office receives payment from the Contractor;

(B) The date of issuance of a Government check to the Contractor from which an amount otherwise payable has been withheld as a credit against the contract debt; or

(C) The date on which an amount withheld and applied to the contract debt would otherwise have become payable to the Contractor.

(vii) The interest charge made under this clause may be reduced under the procedures prescribed in 32.608-2 of the Federal Acquisition Regulation in effect on the date of this contract.

(j) Risk of loss. Unless the contract specifically provides otherwise, risk of loss or damage to the supplies provided under this contract shall remain with the Contractor until, and shall pass to the Government upon:

(1) Delivery of the supplies to a carrier, if transportation is f.o.b. origin; or

(2) Delivery of the supplies to the Government at the destination specified in the contract, if transportation is f.o.b. destination.

(k) Taxes. The contract price includes all applicable Federal, State, and local taxes and duties.

(l) Termination for the Government’s convenience. The Government reserves the right to terminate this contract, or any part hereof, for its sole convenience. In the event of such termination, the Contractor shall immediately stop all work hereunder and shall immediately cause any and all of its suppliers and subcontractors to cease work. Subject to the terms of this contract, the Contractor shall be paid a percentage of the contract price reflecting the percentage of the work performed prior to the notice of termination, plus reasonable charges the Contractor can demonstrate to the satisfaction of the Government using its standard record keeping system, have resulted from the termination. The Contractor shall not be required to comply with the cost accounting standards or contract cost principles for this purpose. This paragraph does not give the Government any right to audit the Contractor’s records. The Contractor shall not be paid for any work performed or costs incurred which reasonably could have been avoided.

(m) Termination for cause. The Government may terminate this contract, or any part hereof, for cause in the event of any default by the Contractor, or if the Contractor fails to comply with any contract terms and conditions, or fails to provide the Government, upon request, with adequate assurances of future performance. In the event of termination for cause, the Government shall not be liable to the Contractor for any amount for supplies or services not accepted, and the Contractor shall be liable to the Government for any and all rights and remedies provided by law. If it is determined that the Government improperly terminated this contract for default, such termination shall be deemed a termination for convenience.

(n) Title. Unless specified elsewhere in this contract, title to items furnished under this contract shall pass to the Government upon acceptance, regardless of when or where the Government takes physical possession.

(o) Warranty. The Contractor warrants and implies that the items delivered hereunder are merchantable and fit for use for the particular purpose described in this contract.

(p) Limitation of liability. Except as otherwise provided by an express warranty, the Contractor will not be liable to the Government for consequential damages resulting from any defect or deficiencies in accepted items.

(q) Other compliances. The Contractor shall comply with all applicable Federal, State and local laws, executive orders, rules and regulations applicable to its performance under this contract.

(r) Compliance with laws unique to Government contracts. The Contractor agrees to comply with 31 U.S.C. 1352 relating to limitations on the use of appropriated funds to influence certain Federal contracts; 18 U.S.C. 431 relating to officials not to benefit; 40 U.S.C. chapter 37, Contract Work Hours and Safety Standards; 41 U.S.C. chapter 87, Kickbacks; 41 U.S.C. 4712 and 10 U.S.C. 2409 relating to whistleblower protections; 49 U.S.C. 40118, Fly American; and 41 U.S.C. chapter 21 relating to procurement integrity.

(s) Order of precedence. Any inconsistencies in this solicitation or contract shall be resolved by giving precedence in the following order:

(1) The schedule of supplies/services.

(2) The Assignments, Disputes, Payments, Invoice, Other Compliances, Compliance with Laws Unique to Government Contracts, and Unauthorized Obligations paragraphs of this clause;

(3) The clause at 52.212-5.

(4) Addenda to this solicitation or contract, including any license agreements for computer software.

(5) Solicitation provisions if this is a solicitation.

(6) Other paragraphs of this clause.

(7) The Standard Form 1449.

(8) Other documents, exhibits, and attachments

(9) The specification.

(t) System for Award Management (SAM).

(1) Unless exempted by an addendum to this contract, the Contractor is responsible during performance and through final payment of any contract for the accuracy and completeness of the data within the SAM database, and for any liability resulting from the Government’s reliance on inaccurate or incomplete data. To remain registered in the SAM database after the initial registration, the Contractor is required to review and update on an annual basis from the date of initial registration or subsequent updates its information in the SAM database to ensure it is current, accurate and complete. Updating information in the SAM does not alter the terms and conditions of this contract and is not a substitute for a properly executed contractual document.

(2)(i) If a Contractor has legally changed its business name, “doing business as” name, or division name (whichever is shown on the contract), or has transferred the assets used in performing the contract, but has not completed the necessary requirements regarding novation and change-of-name agreements in FAR subpart 42.12, the Contractor shall provide the responsible Contracting Officer a minimum of one business day’s written notification of its intention to (A) change the name in the SAM database; (B) comply with the requirements of subpart 42.12; and (C) agree in writing to the timeline and procedures specified by the responsible Contracting Officer. The Contractor must provide with the notification sufficient documentation to support the legally changed name.

(ii) If the Contractor fails to comply with the requirements of paragraph (t)(2)(i) of this clause, or fails to perform the agreement at paragraph (t)(2)(i)(C) of this clause, and, in the absence of a properly executed novation or change-of-name agreement, the SAM information that shows the Contractor to be other than the Contractor indicated in the contract will be considered to be incorrect information within the meaning of the “Suspension of Payment” paragraph of the electronic funds transfer (EFT) clause of this contract.

(3) The Contractor shall not change the name or address for EFT payments or manual payments, as appropriate, in the SAM record to reflect an assignee for the purpose of assignment of claims (see Subpart 32.8, Assignment of Claims). Assignees shall be separately registered in the SAM database. Information provided to the Contractor’s SAM record that indicates payments, including those made by EFT, to an ultimate recipient other than that Contractor will be considered to be incorrect information within the meaning of the “Suspension of payment” paragraph of the EFT clause of this contract.

(4) Offerors and Contractors may obtain information on registration and annual confirmation requirements via SAM accessed through https://www.acquisition.gov.

(u) Unauthorized Obligations.

(1) Except as stated in paragraph (u)(2) of this clause, when any supply or service acquired under this contract is subject to any End User License Agreement (EULA), Terms of Service (TOS), or similar legal instrument or agreement, that includes any clause requiring the Government to indemnify the Contractor or any person or entity for damages, costs, fees, or any other loss or liability that would create an Anti-Deficiency Act violation (31 U.S.C. 1341), the following shall govern:

(i) Any such clause is unenforceable against the Government.

(ii) Neither the Government nor any Government authorized end user shall be deemed to have agreed to such clause by virtue of it appearing in the EULA, TOS, or similar legal instrument or agreement. If the EULA, TOS, or similar legal instrument or agreement is invoked through an “I agree” click box or other comparable mechanism (e.g., “click-wrap” or “browse-wrap” agreements), execution does not bind the Government or any Government authorized end user to such clause.

(iii) Any such clause is deemed to be stricken from the EULA, TOS, or similar legal instrument or agreement.

(2) Paragraph (u)(1) of this clause does not apply to indemnification by the Government that is expressly authorized by statute and specifically authorized under applicable agency regulations and procedures.

(v) Incorporation by reference. The Contractor’s representations and certifications, including those completed electronically via the System for Award Management (SAM), are incorporated by reference into the contract.

(End of Clause)

ADDENDUM to FAR 52.212-4 CONTRACT TERMS AND CONDITIONS—COMMERCIAL ITEMS

Clauses that are incorporated by reference (by Citation Number, Title, and Date), have the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

The following clauses are incorporated into 52.212-4 as an addendum to this contract:

C.2 52.204-10 REPORTING EXECUTIVE COMPENSATION AND FIRST-TIER SUBCONTRACT AWARDS (OCT 2016)

(a) Definitions. As used in this clause:

“Executive” means officers, managing partners, or any other employees in management positions.

“First-tier subcontract” means a subcontract awarded directly by the Contractor for the purpose of acquiring supplies or services (including construction) for performance of a prime contract. It does not include the Contractor’s supplier agreements with vendors, such as long-term arrangements for materials or supplies that benefit multiple contracts and/or the costs of which are normally applied to a Contractor’s general and administrative expenses or indirect costs.

“Month of award” means the month in which a contract is signed by the Contracting Officer or the month in which a first-tier subcontract is signed by the Contractor.

“Total compensation” means the cash and noncash dollar value earned by the executive during the Contractor’s preceding fiscal year and includes the following (for more information see 17 CFR 229.402(c)(2)):

(1) Salary and bonus.

(2) Awards of stock, stock options, and stock appreciation rights. Use the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification (FASB ASC) 718, Compensation-Stock Compensation.

(3) Earnings for services under non-equity incentive plans. This does not include group life, health, hospitalization or medical reimbursement plans that do not discriminate in favor of executives, and are available generally to all salaried employees.

(4) Change in pension value. This is the change in present value of defined benefit and actuarial pension plans.

(5) Above-market earnings on deferred compensation which is not tax-qualified.

(6) Other compensation, if the aggregate value of all such other compensation (e.g., severance, termination payments, value of life insurance paid on behalf of the employee, perquisites or property) for the executive exceeds $10,000.

(b) Section 2(d)(2) of the Federal Funding Accountability and Transparency Act of 2006 (Pub. L. 109– 282), as amended by section 6202 of the Government Funding Transparency Act of 2008 (Pub. L. 110– 252), requires the Contractor to report information on subcontract awards. The law requires all reported information be made public, therefore, the Contractor is responsible for notifying its subcontractors that the required information will be made public.

(c) Nothing in this clause requires the disclosure of classified information.

(d)(1) Executive compensation of the prime contractor. As a part of its annual registration requirement in the System for Award Management (SAM) database (FAR provision 52.204–7), the Contractor shall report the names and total compensation of each of the five most highly compensated executives for its preceding completed fiscal year, if—

(i) In the Contractor’s preceding fiscal year, the Contractor received—

(A) 80 percent or more of its annual gross revenues from Federal contracts (and subcontracts), loans, grants (and subgrants), cooperative agreements, and other forms of Federal financial assistance; and

(B) $25,000,000 or more in annual gross revenues from Federal contracts (and subcontracts), loans, grants (and subgrants), cooperative agreements, and other forms of Federal financial assistance; and

(ii) The public does not have access to information about the compensation of the executives through periodic reports filed under section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a), 78o(d)) or section 6104 of the Internal Revenue Code of 1986. (To determine if the public has access to the compensation information, see the U.S. Security and Exchange Commission total compensation filings at http://www.sec.gov/answers/execomp.htm.).

(2) First-tier subcontract information. Unless otherwise directed by the contracting officer, or as provided in paragraph (g) of this clause, by the end of the month following the month of award of a first-tier subcontract with a value of $30,000 or more, the Contractor shall report the following information at http://www.fsrs.gov for that first-tier subcontract. (The Contractor shall follow the instructions at http://www.fsrs.gov to report the data.)

(i) Unique entity identifier for the subcontractor receiving the award and for the subcontractor’s parent company, if the subcontractor has a parent company.

(ii) Name of the subcontractor.

(iii) Amount of the subcontract award.

(iv) Date of the subcontract award.

(v) A description of the products or services (including construction) being provided under the subcontract, including the overall purpose and expected outcomes or results of the subcontract.

(vi) Subcontract number (the subcontract number assigned by the Contractor).

(vii) Subcontractor’s physical address including street address, city, state, and country. Also include the nine-digit zip code and congressional district.

(viii) Subcontractor’s primary performance location including street address, city, state, and country. Also include the nine-digit zip code and congressional district.

(ix) The prime contract number, and order number if applicable.

(x) Awarding agency name and code.

(xi) Funding agency name and code.

(xii) Government contracting office code.

(xiii) Treasury account symbol (TAS) as reported in FPDS.

(xiv) The applicable North American Industry Classification System code (NAICS).

(3) Executive compensation of the first-tier subcontractor. Unless otherwise directed by the Contracting Officer, by the end of the month following the month of award of a first-tier subcontract with a value of $30,000 or more, and annually thereafter (calculated from the prime contract award date), the Contractor shall report the names and total compensation of each of the five most highly compensated executives for that first-tier subcontractor for the first-tier subcontractor’s preceding completed fiscal year at http://www.fsrs.gov, if—

(i) In the subcontractor’s preceding fiscal year, the subcontractor received—

(A) 80 percent or more of its annual gross revenues from Federal contracts (and subcontracts), loans, grants (and subgrants), cooperative agreements, and other forms of Federal financial assistance; and

(B) $25,000,000 or more in annual gross revenues from Federal contracts (and subcontracts), loans, grants (and subgrants), cooperative agreements, and other forms of Federal financial assistance; and

(ii) The public does not have access to information about the compensation of the executives through periodic reports filed under section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a), 78o(d)) or section 6104 of the Internal Revenue Code of 1986. (To determine if the public has access to the compensation information, see the U.S. Security and Exchange Commission total compensation filings at http://www.sec.gov/answers/execomp.htm.)

(e) The Contractor shall not split or break down first-tier subcontract awards to a value less than $30,000 to avoid the reporting requirements in paragraph (d) of this clause.

(f) The Contractor is required to report information on a first-tier subcontract covered by paragraph (d) when the subcontract is awarded. Continued reporting on the same subcontract is not required unless one of the reported data elements changes during the performance of the subcontract. The Contractor is not required to make further reports after the first-tier subcontract expires.

(g)(1) If the Contractor in the previous tax year had gross income, from all sources, under $300,000, the Contractor is exempt from the requirement to report subcontractor awards.

(2) If a subcontractor in the previous tax year had gross income from all sources under $300,000, the Contractor does not need to report awards for that subcontractor.

(h) The FSRS database at http://www.fsrs.gov will be prepopulated with some information from SAM and FPDS databases. If FPDS information is incorrect, the contractor should notify the contracting officer. If the SAM database information is incorrect, the contractor is responsible for correcting this information.

(End of Clause)

C.3 52.203-99 PROHIBITION ON CONTRACTING WITH ENTITIES THAT REQUIRE CERTAIN INTERNAL CONFIDENTIALITY AGREEMENTS (DEVIATION) (FEB 2015)

(a) The Contractor shall not require employees or contractors seeking to report fraud, waste, or abuse to sign or comply with internal confidentiality agreements or statements prohibiting or otherwise restricting such employees or subcontractors from lawfully reporting such waste, fraud, or abuse to a designated investigative or law enforcement representative of a Federal department or agency authorized to receive such information.

(b) The contractor shall notify employees that the prohibitions and restrictions of any internal confidentiality agreements covered by this clause are no longer in effect.

(c) The prohibition in paragraph (a) of this clause does not contravene requirements applicable to Standard Form 312, Form 4414, or any other form issued by a Federal department or agency governing the nondisclosure of classified information.

(d)(1) In accordance with section 743 of Division E, Title VII, of the Consolidated and Further Continuing Resolution Appropriations Act, 2015 (Pub. L. 113-235), use of funds appropriated (or otherwise made available) under that or any other Act may be prohibited, if the Government determines that the Contractor is not in compliance with the provisions of this clause.

(2) The Government may seek any available remedies in the event the contractor fails to comply with the provisions of this clause.

(End of Clause)

C.4 52.216-18 ORDERING (OCT 1995)

(a) Any supplies and services to be furnished under this contract shall be ordered by issuance of delivery orders or task orders by the individuals or activities designated in the Schedule. Such orders may be issued from the effective date of the contract through the end of the effective period.

(b) All delivery orders or task orders are subject to the terms and conditions of this contract. In the event of conflict between a delivery order or task order and this contract, the contract shall control.

(c) If mailed, a delivery order or task order is considered “issued” when the Government deposits the order in the mail. Orders may be issued orally, by facsimile, or by electronic commerce methods only if authorized in the Schedule.

(End of Clause)

C.5 52.216-19 ORDER LIMITATIONS (OCT 1995)

(a) Minimum order. When the Government requires supplies or services covered by this contract in an amount of less than 0, the Government is not obligated to purchase, nor is the Contractor obligated to furnish, those supplies or services under the contract.

(b) Maximum order. The Contractor is not obligated to honor—

(1) Any order for a single item in excess of 500 Whole Genome, and 1000 Exome samples per month;

(2) Any order for a combination of items in excess of 500 Whole Genome, and 1000 Exome samples per month; or

(3) A series of orders from the same ordering office within 30 days days that together call for quantities exceeding the limitation in paragraph (b)(1) or (2) of this section.

(c) If this is a requirements contract (i.e., includes the Requirements clause at subsection 52.216-21 of the Federal Acquisition Regulation (FAR)), the Government is not required to order a part of any one requirement from the Contractor if that requirement exceeds the maximum-order limitations in paragraph (b) of this section.

(d) Notwithstanding paragraphs (b) and (c) of this section, the Contractor shall honor any order exceeding the maximum order limitations in paragraph (b), unless that order (or orders) is returned to the ordering office within 5 days after issuance, with written notice stating the Contractor’s intent not to ship the item (or items) called for and the reasons. Upon receiving this notice, the Government may acquire the supplies or services from another source.

(End of Clause)

C.6 52.216-21 REQUIREMENTS (OCT 1995)

(a) This is a requirements contract for the supplies or services specified, and effective for the period stated, in the Schedule. The quantities of supplies or services specified in the Schedule are estimates only and are not purchased by this contract. Except as this contract may otherwise provide, if the Government’s requirements do not result in orders in the quantities described as “estimated” or “maximum” in the Schedule, that fact shall not constitute the basis for an equitable price adjustment.

(b) Delivery or performance shall be made only as authorized by orders issued in accordance with the Ordering clause. Subject to any limitations in the Order Limitations clause or elsewhere in this contract, the Contractor shall furnish to the Government all supplies or services specified in the Schedule and called for by orders issued in accordance with the Ordering clause. The Government may issue orders requiring delivery to multiple destinations or performance at multiple locations.

(c) Except as this contract otherwise provides, the Government shall order from the Contractor all the supplies or services specified in the Schedule that are required to be purchased by the Government activity or activities specified in the Schedule.

(d) The Government is not required to purchase from the Contractor requirements in excess of any limit on total orders under this contract.

(e) If the Government urgently requires delivery of any quantity of an item before the earliest date that delivery may be specified under this contract, and if the Contractor will not accept an order providing for the accelerated delivery, the Government may acquire the urgently required goods or services from another source.

(f) Any order issued during the effective period of this contract and not completed within that period shall be completed by the Contractor within the time specified in the order. The contract shall govern the Contractor’s and Government’s rights and obligations with respect to that order to the same extent as if the order were completed during the contract’s effective period; provided, that the Contractor shall not be required to make any deliveries under this contract after .

(End of Clause)

C.7 52.217-9 OPTION TO EXTEND THE TERM OF THE CONTRACT (MAR 2000)

(a) The Government may extend the term of this contract by written notice to the Contractor within 10 days of contract expiration; provided that the Government gives the Contractor a preliminary written notice of its intent to extend at least 15 days before the contract expires. The preliminary notice does not commit the Government to an extension.

(b) If the Government exercises this option, the extended contract shall be considered to include this option clause.

(c) The total duration of this contract, including the exercise of any options under this clause, shall not exceed five (5) years.

(End of Clause)

C.8 52.232-19 AVAILABILITY OF FUNDS FOR THE NEXT FISCAL YEAR (APR 1984)

Funds are not presently available for performance under this contract beyond September 30th, 2014. The Government’s obligation for performance of this contract beyond that date is contingent upon the availability of appropriated funds from which payment for contract purposes can be made. No legal liability on the part of the Government for any payment may arise for performance under this contract beyond September 30th, 2014, until funds are made available to the Contracting Officer for performance and until the Contractor receives notice of availability, to be confirmed in writing by the Contracting Officer.

(End of Clause)

C.9 VAAR 852.203-70 COMMERCIAL ADVERTISING (JAN 2008)

The bidder or offeror agrees that if a contract is awarded to him/her, as a result of this solicitation, he/she will not advertise the award of the contract in his/her commercial advertising in such a manner as to state or imply that the Department of Veterans Affairs endorses a product, project or commercial line of endeavor.

(End of Clause)

C.10 VAAR 852.203-71 DISPLAY OF DEPARTMENT OF VETERAN AFFAIRS HOTLINE POSTER (DEC 1992)

(a) Except as provided in paragraph (c) below, the Contractor shall display prominently, in common work areas within business segments performing work under VA contracts, Department of Veterans Affairs Hotline posters prepared by the VA Office of Inspector General.

(b) Department of Veterans Affairs Hotline posters may be obtained from the VA Office of Inspector General (53E), P.O. Box 34647, Washington, DC 20043-4647.

(c) The Contractor need not comply with paragraph (a) above if the Contractor has established a mechanism, such as a hotline, by which employees may report suspected instances of improper conduct, and instructions that encourage employees to make such reports.

(End of Clause)

C.11 VAAR 852.215-71 EVALUATION FACTOR COMMITMENTS (DEC 2009)

The offeror agrees, if awarded a contract, to use the service-disabled veteran-owned small businesses or veteran-owned small businesses proposed as subcontractors in accordance with 852.215-70, Service-Disabled Veteran-Owned and Veteran-Owned Small Business Evaluation Factors, or to substitute one or more service-disabled veteran-owned small businesses or veteran-owned small businesses for subcontract work of the same or similar value.

(End of Clause)

C.12 VAAR 852.232-72 ELECTRONIC SUBMISSION OF PAYMENT REQUESTS (NOV 2012)

(a) Definitions. As used in this clause—

(1) Contract financing payment has the meaning given in FAR 32.001.

(2) Designated agency office has the meaning given in 5 CFR 1315.2(m).

(3) Electronic form means an automated system transmitting information electronically according to the Accepted electronic data transmission methods and formats identified in paragraph (c) of this clause. Facsimile, email, and scanned documents are not acceptable electronic forms for submission of payment requests.

(4) Invoice payment has the meaning given in FAR 32.001.

(5) Payment request means any request for contract financing payment or invoice payment submitted by the contractor under this contract.

(b) Electronic payment requests. Except as provided in paragraph (e) of this clause, the contractor shall submit payment requests in electronic form. Purchases paid with a Government-wide commercial purchase card are considered to be an electronic transaction for purposes of this rule, and therefore no additional electronic invoice submission is required.

(c) Data transmission. A contractor must ensure that the data transmission method and format are through one of the following:

(1) VA’s Electronic Invoice Presentment and Payment System. (See Web site at http://www.fsc.va.gov/einvoice.asp.)

(2) Any system that conforms to the X12 electronic data interchange (EDI) formats established by the Accredited Standards Center (ASC) and chartered by the American National Standards Institute (ANSI). The X12 EDI Web site (http://www.x12.org) includes additional information on EDI 810 and 811 formats.

(d) Invoice requirements. Invoices shall comply with FAR 32.905.

(e) Exceptions. If, based on one of the circumstances below, the contracting officer directs that payment requests be made by mail, the contractor shall submit payment requests by mail through the United States Postal Service to the designated agency office. Submission of payment requests by mail may be required for:

(1) Awards made to foreign vendors for work performed outside the United States;

(2) Classified contracts or purchases when electronic submission and processing of payment requests could compromise the safeguarding of classified or privacy information;

(3) Contracts awarded by contracting officers in the conduct of emergency operations, such as responses to national emergencies;

(4) Solicitations or contracts in which the designated agency office is a VA entity other than the VA Financial Services Center in Austin, Texas; or

(5) Solicitations or contracts in which the VA designated agency office does not have electronic invoicing capability as described above.

(End of Clause)

C.13 VAAR 852.237-70 CONTRACTOR RESPONSIBILITIES (APR 1984)

The contractor shall obtain all necessary licenses and/or permits required to perform this work. He/she shall take all reasonable precautions necessary to protect persons and property from injury or damage during the performance of this contract. He/she shall be responsible for any injury to himself/herself, his/her employees, as well as for any damage to personal or public property that occurs during the performance of this contract that is caused by his/her employees fault or negligence, and shall maintain personal liability and property damage insurance having coverage for a limit as required by the laws of the State of TBD. Further, it is agreed that any negligence of the Government, its officers, agents, servants and employees, shall not be the responsibility of the contractor hereunder with the regard to any claims, loss, damage, injury, and liability resulting there from.

(End of Clause)

C.14 52.252-2 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es):

http://www.acquisition.gov/far/index.html

http://www.va.gov/oal/library/vaar/

(End of Clause)

FAR Number	Title	Date
52.204-9	PERSONAL IDENTITY VERIFICATION OF CONTRACTOR PERSONNEL	JAN 2011
52.224-1	PRIVACY ACT NOTIFICATION	APR 1984
52.224-2	PRIVACY ACT	APR 1984
52.203-17	CONTRACTOR EMPLOYEE WHISTLEBLOWER RIGHTS AND REQUIREMENT TO INFORM EMPLOYEES OF WHISTLEBLOWER RIGHTS	APR 2014
52.204-18	COMMERCIAL AND GOVERNMENT ENTITY CODE MAINTENANCE	JUL 2016

C.15 52.227-14 RIGHTS IN DATA—GENERAL (MAY 2014)

(a) Definitions. As used in this clause—

“Computer database” or “database” means a collection of recorded information in a form capable of, and for the purpose of, being stored in, processed, and operated on by a computer. The term does not include computer software.

“Computer software”—

(1) Means

(i) Computer programs that comprise a series of instructions, rules, routines, or statements, regardless of the media in which recorded, that allow or cause a computer to perform a specific operation or series of operations; and

(ii) Recorded information comprising source code listings, design details, algorithms, processes, flow charts, formulas, and related material that would enable the computer program to be produced, created, or compiled.

(2) Does not include computer databases or computer software documentation.

“Computer software documentation” means owner’s manuals, user’s manuals, installation instructions, operating instructions, and other similar items, regardless of storage medium, that explain the capabilities of the computer software or provide instructions for using the software.

“Data” means recorded information, regardless of form or the media on which it may be recorded. The term includes technical data and computer software. The term does not include information incidental to contract administration, such as financial, administrative, cost or pricing, or management information.

“Form, fit, and function data” means data relating to items, components, or processes that are sufficient to enable physical and functional interchangeability, and data identifying source, size, configuration, mating and attachment characteristics, functional characteristics, and performance requirements. For computer software it means data identifying source, functional characteristics, and performance requirements but specifically excludes the source code, algorithms, processes, formulas, and flow charts of the software.

“Limited rights” means the rights of the Government in limited rights data as set forth in the Limited Rights Notice of paragraph (g)(3) if included in this clause.

“Limited rights data” means data, other than computer software, that embody trade secrets or are commercial or financial and confidential or privileged, to the extent that such data pertain to items, components, or processes developed at private expense, including minor modifications.

“Restricted computer software” means computer software developed at private expense and that is a trade secret, is commercial or financial and confidential or privileged, or is copyrighted computer software, including minor modifications of the computer software.

“Restricted rights”, as used in this clause, means the rights of the Government in restricted computer software, as set forth in a Restricted Rights Notice of paragraph (g) if included in this clause, or as otherwise may be provided in a collateral agreement incorporated in and made part of this contract, including minor modifications of such computer software.

“Technical data”, means recorded information (regardless of the form or method of the recording) of a scientific or technical nature (including computer databases and computer software documentation). This term does not include computer software or financial, administrative, cost or pricing, or management data or other information incidental to contract administration. The term includes recorded information of a scientific or technical nature that is included in computer databases. (See 41 U.S.C. 116).

“Unlimited rights” means the rights of the Government to use, disclose, reproduce, prepare derivative works, distribute copies to the public, and perform publicly and display publicly, in any manner and for any purpose, and to have or permit others to do so.

(b) Allocation of rights.

(1) Except as provided in paragraph (c) of this clause, the Government shall have unlimited rights in—

(i) Data first produced in the performance of this contract;

(ii) Form, fit, and function data delivered under this contract;

(iii) Data delivered under this contract (except for restricted computer software) that constitute manuals or instructional and training material for installation, operation, or routine maintenance and repair of items, components, or processes delivered or furnished for use under this contract; and

(iv) All other data delivered under this contract unless provided otherwise for limited rights data or restricted computer software in accordance with paragraph (g) of this clause.

(2) The Contractor shall have the right to—

(i) Assert copyright in data first produced in the performance of this contract to the extent provided in paragraph (c)(1) of this clause;

(ii) Use, release to others, reproduce, distribute, or publish any data first produced or specifically used by the Contractor in the performance of this contract, unless provided otherwise in paragraph (d) of this clause;

(iii) Substantiate the use of, add, or correct limited rights, restricted rights, or copyright notices and to take other appropriate action, in accordance with paragraphs (e) and (f) of this clause; and

(iv) Protect from unauthorized disclosure and use those data that are limited rights data or restricted computer software to the extent provided in paragraph (g) of this clause.

(c) Copyright—

(1) Data first produced in the performance of this contract.

(i) Unless provided otherwise in paragraph (d) of this clause, the Contractor may, without prior approval of the Contracting Officer, assert copyright in scientific and technical articles based on or containing data first produced in the performance of this contract and published in academic, technical or professional journals, symposia proceedings, or similar works. The prior, express written permission of the Contracting Officer is required to assert copyright in all other data first produced in the performance of this contract.

(ii) When authorized to assert copyright to the data, the Contractor shall affix the applicable copyright notices of 17 U.S.C. 401 or 402, and an acknowledgment of Government sponsorship (including contract number).

(iii) For data other than computer software, the Contractor grants to the Government, and others acting on its behalf, a paid- up, nonexclusive, irrevocable, worldwide license in such copyrighted data to reproduce, prepare derivative works, distribute copies to the public, and perform publicly and display publicly by or on behalf of the Government. For computer software, the Contractor grants to the Government, and others acting on its behalf, a paid- up, nonexclusive, irrevocable, worldwide license in such copyrighted computer software to reproduce, prepare derivative works, and perform publicly and display publicly (but not to distribute copies to the public) by or on behalf of the Government.

(2) Data not first produced in the performance of this contract. The Contractor shall not, without the prior written permission of the Contracting Officer, incorporate in data delivered under this contract any data not first produced in the performance of this contract unless the Contractor—

(i) Identifies the data; and

(ii) Grants to the Government, or acquires on its behalf, a license of the same scope as set forth in paragraph (c)(1) of this clause or, if such data are restricted computer software, the Government shall acquire a copyright license as set forth in paragraph (g)(4) of this clause (if included in this contract) or as otherwise provided in a collateral agreement incorporated in or made part of this contract.

(3) Removal of copyright notices. The Government will not remove any authorized copyright notices placed on data pursuant to this paragraph (c), and will include such notices on all reproductions of the data.

(d) Release, publication, and use of data. The Contractor shall have the right to use, release to others, reproduce, distribute, or publish any data first produced or specifically used by the Contractor in the performance of this contract, except—

(1) As prohibited by Federal law or regulation (e.g., export control or national security laws or regulations);

(2) As expressly set forth in this contract; or

(3) If the Contractor receives or is given access to data necessary for the performance of this contract that contain restrictive markings, the Contractor shall treat the data in accordance with such markings unless specifically authorized otherwise in writing by the Contracting Officer.

(e) Unauthorized marking of data.

(1) Notwithstanding any other provisions of this contract concerning inspection or acceptance, if any data delivered under this contract are marked with the notices specified in paragraph (g)(3) or (g) (4) if included in this clause, and use of the notices is not authorized by this clause, or if the data bears any other restrictive or limiting markings not authorized by this contract, the Contracting Officer may at any time either return the data to the Contractor, or cancel or ignore the markings. However, pursuant to 41 U.S.C. 4703, the following procedures shall apply prior to canceling or ignoring the markings.

(i) The Contracting Officer will make written inquiry to the Contractor affording the Contractor 60 days from receipt of the inquiry to provide written justification to substantiate the propriety of the markings;

(ii) If the Contractor fails to respond or fails to provide written justification to substantiate the propriety of the markings within the 60-day period (or a longer time approved in writing by the Contracting Officer for good cause shown), the Government shall have the right to cancel or ignore the markings at any time after said period and the data will no longer be made subject to any disclosure prohibitions.

(iii) If the Contractor provides written justification to substantiate the propriety of the markings within the period set in paragraph (e)(1)(i) of this clause, the Contracting Officer will consider such written justification and determine whether or not the markings are to be cancelled or ignored. If the Contracting Officer determines that the markings are authorized, the Contractor will be so notified in writing. If the Contracting Officer determines, with concurrence of the head of the contracting activity, that the markings are not authorized, the Contracting Officer will furnish the Contractor a written determination, which determination will become the final agency decision regarding the appropriateness of the markings unless the Contractor files suit in a court of competent jurisdiction within 90 days of receipt of the Contracting Officer’s decision. The Government will continue to abide by the markings under this paragraph (e)(1)(iii) until final resolution of the matter either by the Contracting Officer’s determination becoming final (in which instance the Government will thereafter have the right to cancel or ignore the markings at any time and the data will no longer be made subject to any disclosure prohibitions), or by final disposition of the matter by court decision if suit is filed.

(2) The time limits in the procedures set forth in paragraph (e)(1) of this clause may be modified in accordance with agency regulations implementing the Freedom of Information Act (5 U.S.C. 552) if necessary to respond to a request thereunder.

(3) Except to the extent the Government’s action occurs as the result of final disposition of the matter by a court of competent jurisdiction, the Contractor is not precluded by paragraph (e) of the clause from bringing a claim, in accordance with the Disputes clause of this contract, that may arise as the result of the Government removing or ignoring authorized markings on data delivered under this contract.

(f) Omitted or incorrect markings.

(1) Data delivered to the Government without any restrictive markings shall be deemed to have been furnished with unlimited rights. The Government is not liable for the disclosure, use, or reproduction of such data.

(2) If the unmarked data has not been disclosed without restriction outside the Government, the Contractor may request, within 6 months (or a longer time approved by the Contracting Officer in writing for good cause shown) after delivery of the data, permission to have authorized notices placed on the data at the Contractor’s expense. The Contracting Officer may agree to do so if the Contractor—

(i) Identifies the data to which the omitted notice is to be applied;

(ii) Demonstrates that the omission of the notice was inadvertent;

(iii) Establishes that the proposed notice is authorized; and

(iv) Acknowledges that the Government has no liability for the disclosure, use, or reproduction of any data made prior to the addition of the notice or resulting from the omission of the notice.

(3) If data has been marked with an incorrect notice, the Contracting Officer may—

(i) Permit correction of the notice at the Contractor’s expense if the Contractor identifies the data and demonstrates that the correct notice is authorized; or

(ii) Correct any incorrect notices.

(g) Protection of limited rights data and restricted computer software.

(1) The Contractor may withhold from delivery qualifying limited rights data or restricted computer software that are not data identified in paragraphs (b)(1)(i), (ii), and (iii) of this clause. As a condition to this withholding, the Contractor shall—

(i) Identify the data being withheld; and

(ii) Furnish form, fit, and function data instead.

(2) Limited rights data that are formatted as a computer database for delivery to the Government shall be treated as limited rights data and not restricted computer software.

(3) [Reserved]

(h) Subcontracting. The Contractor shall obtain from its subcontractors all data and rights therein necessary to fulfill the Contractor’s obligations to the Government under this contract. If a subcontractor refuses to accept terms affording the Government those rights, the Contractor shall promptly notify the Contracting Officer of the refusal and shall not proceed with the subcontract award without authorization in writing from the Contracting Officer.

(i) Relationship to patents or other rights. Nothing contained in this clause shall imply a license to the Government under any patent or be construed as affecting the scope of any license or other right otherwise granted to the Government.

(End of Clause)

C.16 52.227-16 ADDITIONAL DATA REQUIREMENTS (JUN 1987)

(a) In addition to the data (as defined in the clause at 52.227-14, Rights in Data—General clause or other equivalent included in this contract) specified elsewhere in this contract to be delivered, the Contracting Officer may, at any time during contract performance or within a period of 3 years after acceptance of all items to be delivered under this contract, order any data first produced or specifically used in the performance of this contract.

(b) The Rights in Data—General clause or other equivalent included in this contract is applicable to all data ordered under this Additional Data Requirements clause. Nothing contained in this clause shall require the Contractor to deliver any data the withholding of which is authorized by the Rights in Data— General or other equivalent clause of this contract, or data which are specifically identified in this contract as not subject to this clause.

(c) When data are to be delivered under this clause, the Contractor will be compensated for converting the data into the prescribed form, for reproduction, and for delivery.

(d) The Contracting Officer may release the Contractor from the requirements of this clause for specifically identified data items at any time during the 3-year period set forth in paragraph (a) of this clause.

(End of Clause)

C.17 52.227-17 RIGHTS IN DATA—SPECIAL WORKS (DEC 2007)

(a) Definitions. As used in this clause—

“Data” means recorded information, regardless of form or the media on which it may be recorded. The term includes technical data and computer software. The term does not include information incidental to contract administration, such as financial, administrative, cost or pricing, or management information.

“Unlimited rights” means the rights of the Government to use, disclose, reproduce, prepare derivative works, distribute copies to the public, and perform publicly and display publicly, in any manner and for any purpose, and to have or permit others to do so.

(b) Allocation of Rights.

(1) The Government shall have—

(i) Unlimited rights in all data delivered under this contract, and in all data first produced in the performance of this contract, except as provided in paragraph (c) of this clause.

(ii) The right to limit assertion of copyright in data first produced in the performance of this contract, and to obtain assignment of copyright in that data, in accordance with paragraph (c)(1) of this clause.

(iii) The right to limit the release and use of certain data in accordance with paragraph (d) of this clause.

(2) The Contractor shall have, to the extent permission is granted in accordance with paragraph (c)(1) of this clause, the right to assert claim to copyright subsisting in data first produced in the performance of this contract.

(c) Copyright—

(1) Data first produced in the performance of this contract.

(i) The Contractor shall not assert or authorize others to assert any claim to copyright subsisting in any data first produced in the performance of this contract without prior written permission of the Contracting Officer. When copyright is asserted, the Contractor shall affix the appropriate copyright notice of 17 U.S.C. 401 or 402 and acknowledgment of Government sponsorship (including contract number) to the data when delivered to the Government, as well as when the data are published or deposited for registration as a published work in the U.S. Copyright Office. The Contractor grants to the Government, and others acting on its behalf, a paid-up, nonexclusive, irrevocable, worldwide license for all delivered data to reproduce, prepare derivative works, distribute copies to the public, and perform publicly and display publicly, by or on behalf of the Government.

(ii) If the Government desires to obtain copyright in data first produced in the performance of this contract and permission has not been granted as set forth in paragraph (c)(1)(i) of this clause, the Contracting Officer shall direct the Contractor to assign (with or without registration), or obtain the assignment of, the copyright to the Government or its designated assignee.

(2) Data not first produced in the performance of this contract. The Contractor shall not, without prior written permission of the Contracting Officer, incorporate in data delivered under this contract any data not first produced in the performance of this contract and that contain the copyright notice of 17 U.S.C. 401 or 402, unless the Contractor identifies such data and grants to the Government, or acquires on its behalf, a license of the same scope as set forth in paragraph (c)(1) of this clause.

(d) Release and use restrictions. Except as otherwise specifically provided for in this contract, the Contractor shall not use, release, reproduce, distribute, or publish any data first produced in the performance of this contract, nor authorize others to do so, without written permission of the Contracting Officer.

(e) Indemnity. The Contractor shall indemnify the Government and its officers, agents, and employees acting for the Government against any liability, including costs and expenses, incurred as the result of the violation of trade secrets, copyrights, or right of privacy or publicity, arising out of the creation, delivery, publication, or use of any data furnished under this contract; or any libelous or other unlawful matter contained in such data. The provisions of this paragraph do not apply unless the Government provides notice to the Contractor as soon as practicable of any claim or suit, affords the Contractor an opportunity under applicable laws, rules, or regulations to participate in the defense of the claim or suit, and obtains the Contractor’s consent to the settlement of any claim or suit other than as required by final decree of a court of competent jurisdiction; and these provisions do not apply to material furnished to the Contractor by the Government and incorporated in data to which this clause applies.

(End of Clause)

FAR Number	Title	Date
52.232-40	PROVIDING ACCELERATED PAYMENTS TO SMALL BUSINESS SUBCONTRACTORS	DEC 2013

(End of Addendum to 52.212-4)

C.18 52.212-5 CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS—COMMERCIAL ITEMS (JAN 2017)

(a) The Contractor shall comply with the following Federal Acquisition Regulation (FAR) clauses, which are incorporated in this contract by reference, to implement provisions of law or Executive orders applicable to acquisitions of commercial items:

(1) 52.203-19, Prohibition on Requiring Certain Internal Confidentiality Agreements or Statements (JAN 2017) (section 743 of Division E, Title VII, of the Consolidated and Further Continuing Appropriations Act, 2015 (Pub. L. 113-235) and its successor provisions in subsequent appropriations acts (and as extended in continuing resolutions)).

(2) 52.209-10, Prohibition on Contracting with Inverted Domestic Corporations (NOV 2015).

(3) 52.233-3, Protest After Award (Aug 1996) (31 U.S.C. 3553).

(4) 52.233-4, Applicable Law for Breach of Contract Claim (Oct 2004) (Public Laws 108-77 and 108-78 (19 U.S.C. 3805 note)).

(b) The Contractor shall comply with the FAR clauses in this paragraph (b) that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items:

[X] (1) 52.203-6, Restrictions on Subcontractor Sales to the Government (Sept 2006), with Alternate I (Oct 1995) (41 U.S.C. 4704 and 10 U.S.C. 2402).

[X] (2) 52.203-13, Contractor Code of Business Ethics and Conduct (OCT 2015) (41 U.S.C. 3509).

[    ] (3) 52.203-15, Whistleblower Protections under the American Recovery and Reinvestment Act of 2009 (JUN 2010) (Section 1553 of Pub. L. 111-5). (Applies to contracts funded by the American Recovery and Reinvestment Act of 2009.)

[X] (4) 52.204–10, Reporting Executive Compensation and First-Tier Subcontract Awards (OCT 2016) (Pub. L. 109–282) (31 U.S.C. 6101 note).

[    ] (5) [Reserved]

[    ] (6) 52.204–14, Service Contract Reporting Requirements (OCT 2016) (Pub. L. 111–117, section 743 of Div. C).

[    ] (7) 52.204–15, Service Contract Reporting Requirements for Indefinite-Delivery Contracts (OCT 2016) (Pub. L. 111–117, section 743 of Div. C).

[X] (8) 52.209-6, Protecting the Government’s Interest When Subcontracting with Contractors Debarred, Suspended, or Proposed for Debarment. (OCT 2015) (31 U.S.C. 6101 note).

[X] (9) 52.209-9, Updates of Publicly Available Information Regarding Responsibility Matters (Jul 2013) (41 U.S.C. 2313).

[    ] (10) [Reserved]

[    ] (11)(i) 52.219-3, Notice of HUBZone Set-Aside or Sole-Source Award (NOV 2011) (15 U.S.C. 657a).

[    ] (ii) Alternate I (NOV 2011) of 52.219-3.

[    ] (12)(i) 52.219-4, Notice of Price Evaluation Preference for HUBZone Small Business Concerns (OCT 2014) (if the offeror elects to waive the preference, it shall so indicate in its offer) (15 U.S.C. 657a).

[    ] (ii) Alternate I (JAN 2011) of 52.219-4.

[    ] (13) [Reserved]

[X] (14)(i) 52.219-6, Notice of Total Small Business Set-Aside (NOV 2011) (15 U.S.C. 644).

[    ] (ii) Alternate I (NOV 2011).

[    ] (iii) Alternate II (NOV 2011).

[    ] (15)(i) 52.219-7, Notice of Partial Small Business Set-Aside (June 2003) (15 U.S.C. 644).

[    ] (ii) Alternate I (Oct 1995) of 52.219-7.

[    ] (iii) Alternate II (Mar 2004) of 52.219-7.

[X] (16) 52.219-8, Utilization of Small Business Concerns (NOV 2016) (15 U.S.C. 637(d)(2) and (3)).

[    ] (17)(i) 52.219-9, Small Business Subcontracting Plan (JAN 2017) (15 U.S.C. 637(d)(4)).

[    ] (ii) Alternate I (NOV 2016) of 52.219-9.

[    ] (iii) Alternate II (NOV 2016) of 52.219-9.

[    ] (iv) Alternate III (NOV 2016) of 52.219-9.

[    ] (v) Alternate IV (NOV 2016) of 52.219-9.

[X] (18) 52.219-13, Notice of Set-Aside of Orders (NOV 2011) (15 U.S.C. 644(r)).

[X] (19) 52.219-14, Limitations on Subcontracting (JAN 2017) (15 U.S.C. 637(a)(14)).

[    ] (20) 52.219-16, Liquidated Damages—Subcontracting Plan (Jan 1999) (15 U.S.C. 637(d)(4)(F)(i)).

[    ] (21) 52.219-27, Notice of Service-Disabled Veteran-Owned Small Business Set-Aside (NOV 2011) (15 U.S.C. 657f).

[X] (22) 52.219-28, Post Award Small Business Program Rerepresentation (Jul 2013) (15 U.S.C 632(a)(2)).

[    ] (23) 52.219-29, Notice of Set-Aside for, or Sole Source Award to, Economically Disadvantaged Women-Owned Small Business Concerns (DEC 2015) (15 U.S.C. 637(m)).

[    ] (24) 52.219-30, Notice of Set-Aside for, or Sole Source Award to, Women-Owned Small Business Concerns Eligible Under the Women-Owned Small Business Program (DEC 2015) (15 U.S.C. 637(m)).

[X] (25) 52.222-3, Convict Labor (June 2003) (E.O. 11755).

[    ] (26) 52.222–19, Child Labor—Cooperation with Authorities and Remedies (OCT 2016) (E.O. 13126).

[X] (27) 52.222-21, Prohibition of Segregated Facilities (APR 2015).

[X] (28) 52.222–26, Equal Opportunity (SEP 2016) (E.O. 11246).

[X] (29) 52.222-35, Equal Opportunity for Veterans (OCT 2015) (38 U.S.C. 4212).

[X] (30) 52.222-36, Equal Opportunity for Workers with Disabilities (JUL 2014) (29 U.S.C. 793).

[X] (31) 52.222-37, Employment Reports on Veterans (FEB 2016) (38 U.S.C. 4212).

[X] (32) 52.222-40, Notification of Employee Rights Under the National Labor Relations Act (DEC 2010) (E.O. 13496).

[X] (33)(i) 52.222-50, Combating Trafficking in Persons (MAR 2015) (22 U.S.C. chapter 78 and E.O. 13627).

[    ] (ii) Alternate I (MAR 2015) of 52.222-50 (22 U.S.C. chapter 78 and E.O. 13627).

[X] (34) 52.222-54, Employment Eligibility Verification (OCT 2015). (E. O. 12989). (Not applicable to the acquisition of commercially available off-the-shelf items or certain other types of commercial items as prescribed in 22.1803.)

[    ] (35) 52.222-59, Compliance with Labor Laws (Executive Order 13673) (OCT 2016). (Applies at $50 million for solicitations and resultant contracts issued from October 25, 2016 through April 24, 2017; applies at $500,000 for solicitations and resultant contracts issued after April 24, 2017).

Note to paragraph (b)(35): By a court order issued on October 24, 2016, 52.222-59 is enjoined indefinitely as of the date of the order. The enjoined paragraph will become effective immediately if the court terminates the injunction. At that time, DoD, GSA, and NASA will publish a document in the Federal Register advising the public of the termination of the injunction.

[X] (36) 52.222-60, Paycheck Transparency (Executive Order 13673) (OCT 2016).

[    ] (37)(i) 52.223-9, Estimate of Percentage of Recovered Material Content for EPA-Designated Items (May 2008) (42 U.S.C.6962(c)(3)(A)(ii)). (Not applicable to the acquisition of commercially available off-the-shelf items.)

[    ] (38) 52.223-11, Ozone-Depleting Substances and High Global Warming Potential Hydrofluorocarbons (JUN 2016) (E.O. 13693).

[    ] (39) 52.223-12, Maintenance, Service, Repair, or Disposal of Refrigeration Equipment and Air Conditioners (JUN 2016) (E.O. 13693).

[    ] (ii) Alternate I (MAY 2008) of 52.223-9 (42 U.S.C. 6962(i)(2)(C)). (Not applicable to the acquisition of commercially available off-the-shelf items.)

[    ] (40)(i) 52.223-13, Acquisition of EPEAT®-Registered Imaging Equipment (JUN 2014) (E.O.s 13423 and 13514).

[    ] (ii) Alternate I (OCT 2015) of 52.223-13.

[    ] (41)(i) 52.223-14, Acquisition of EPEAT®-Registered Televisions (JUN 2014) (E.O.s 13423 and 13514).

[    ] (ii) Alternate I (JUN 2014) of 52.223-14.

[    ] (42) 52.223-15, Energy Efficiency in Energy-Consuming Products (DEC 2007)(42 U.S.C. 8259b).

[    ] (43)(i) 52.223-16, Acquisition of EPEAT®-Registered Personal Computer Products (OCT 2015) (E.O.s 13423 and 13514).

[    ] (ii) Alternate I (JUN 2014) of 52.223-16.

[X] (44) 52.223-18, Encouraging Contractor Policies to Ban Text Messaging While Driving (AUG 2011)

[    ] (45) 52.223-20, Aerosols (JUN 2016) (E.O. 13693).

[    ] (46) 52.223-21, Foams (JUN 2016) (E.O. 13693).

[    ] (47) (i) 52.224-3, Privacy Training (JAN 2017) (5 U.S.C. 552a).

[    ] (ii) Alternate I (JAN 2017) of 52.224-3.

[    ] (48) 52.225-1, Buy American—Supplies (MAY 2014) (41 U.S.C. chapter 83).

[    ] (49)(i) 52.225-3, Buy American—Free Trade Agreements—Israeli Trade Act (MAY 2014) (41 U.S.C. chapter 83, 19 U.S.C. 3301 note, 19 U.S.C. 2112 note, 19 U.S.C. 3805 note, 19 U.S.C. 4001 note, Pub. L. 103-182, 108-77, 108-78, 108-286, 108-302, 109-53, 109-169, 109-283, 110-138, 112-41, 112¬42, and 112-43.

[    ] (ii) Alternate I (MAY 2014) of 52.225-3.

[    ] (iii) Alternate II (MAY 2014) of 52.225-3.

[    ] (iv) Alternate III (MAY 2014) of 52.225-3.

[    ] (50) 52.225–5, Trade Agreements (OCT 2016) (19 U.S.C. 2501, et seq., 19 U.S.C. 3301 note).

[X] (51) 52.225-13, Restrictions on Certain Foreign Purchases (JUN 2008) (E.O.’s, proclamations, and statutes administered by the Office of Foreign Assets Control of the Department of the Treasury).

[    ] (52) 52.225–26, Contractors Performing Private Security Functions Outside the United States (OCT 2016) (Section 862, as amended, of the National Defense Authorization Act for Fiscal Year 2008; 10 U.S.C. 2302 Note).

[    ] (53) 52.226-4, Notice of Disaster or Emergency Area Set-Aside (Nov 2007) (42 U.S.C. 5150).

[    ] (54) 52.226-5, Restrictions on Subcontracting Outside Disaster or Emergency Area (Nov 2007) (42 U.S.C. 5150).

[    ] (55) 52.232-29, Terms for Financing of Purchases of Commercial Items (Feb 2002) (41 U.S.C. 4505, 10 U.S.C. 2307(f)).

[    ] (56) 52.232-30, Installment Payments for Commercial Items (JAN 2017) (41 U.S.C. 4505, 10 U.S.C. 2307(f)).

[    ] (57) 52.232-33, Payment by Electronic Funds Transfer—System for Award Management (Jul 2013) (31 U.S.C. 3332).

[X] (58) 52.232-34, Payment by Electronic Funds Transfer—Other than System for Award Management (Jul 2013) (31 U.S.C. 3332).

[    ] (59) 52.232-36, Payment by Third Party (MAY 2014) (31 U.S.C. 3332).

[    ] (60) 52.239-1, Privacy or Security Safeguards (Aug 1996) (5 U.S.C. 552a).

[    ] (61) 52.242-5, Payments to Small Business Subcontractors (JAN 2017)(15 U.S.C. 637(d)(12)).

[    ] (62)(i) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (Feb 2006) (46 U.S.C. Appx. 1241(b) and 10 U.S.C. 2631).

[    ] (ii) Alternate I (Apr 2003) of 52.247-64.

(c) The Contractor shall comply with the FAR clauses in this paragraph (c), applicable to commercial services, that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items:

[    ] (1) 52.222-17, Nondisplacement of Qualified Workers (MAY 2014) (E.O. 13495).

[X] (2) 52.222-41, Service Contract Labor Standards (MAY 2014) (41 U.S.C. chapter 67).

[X] (3) 52.222-42, Statement of Equivalent Rates for Federal Hires (MAY 2014) (29 U.S.C. 206 and 41 U.S.C. chapter 67).

Employee Class	Monetary Wage-Fringe Benefits

[X] (4) 52.222-43, Fair Labor Standards Act and Service Contract Labor Standards—Price Adjustment (Multiple Year and Option Contracts) (MAY 2014) (29 U.S.C. 206 and 41 U.S.C. chapter 67).

[    ] (5) 52.222-44, Fair Labor Standards Act and Service Contract Labor Standards—Price Adjustment (MAY 2014) (29 U.S.C 206 and 41 U.S.C. chapter 67).

[    ] (6) 52.222-51, Exemption from Application of the Service Contract Labor Standards to Contracts for Maintenance, Calibration, or Repair of Certain Equipment—Requirements (MAY 2014) (41 U.S.C. chapter 67).

[    ] (7) 52.222-53, Exemption from Application of the Service Contract Labor Standards to Contracts for Certain Services—Requirements (MAY 2014) (41 U.S.C. chapter 67).

[X] (8) 52.222-55, Minimum Wages Under Executive Order 13658 (DEC 2015).

[X] (9) 52.222-62, Paid Sick Leave Under Executive Order 13706 (JAN 2017) (E.O. 13706).

[    ] (10) 52.226-6, Promoting Excess Food Donation to Nonprofit Organizations (MAY 2014) (42 U.S.C. 1792).

[    ] (11) 52.237-11, Accepting and Dispensing of $1 Coin (SEP 2008) (31 U.S.C. 5112(p)(1)).

(d) Comptroller General Examination of Record. The Contractor shall comply with the provisions of this paragraph (d) if this contract was awarded using other than sealed bid, is in excess of the simplified acquisition threshold, and does not contain the clause at 52.215-2, Audit and Records—Negotiation.

(1) The Comptroller General of the United States, or an authorized representative of the Comptroller General, shall have access to and right to examine any of the Contractor’s directly pertinent records involving transactions related to this contract.

(2) The Contractor shall make available at its offices at all reasonable times the records, materials, and other evidence for examination, audit, or reproduction, until 3 years after final payment under this contract or for any shorter period specified in FAR Subpart 4.7, Contractor Records Retention, of the other clauses of this contract. If this contract is completely or partially terminated, the records relating to the work terminated shall be made available for 3 years after any resulting final termination settlement. Records relating to appeals under the disputes clause or to litigation or the settlement of claims arising under or relating to this contract shall be made available until such appeals, litigation, or claims are finally resolved.

(3) As used in this clause, records include books, documents, accounting procedures and practices, and other data, regardless of type and regardless of form. This does not require the Contractor to create or maintain any record that the Contractor does not maintain in the ordinary course of business or pursuant to a provision of law.

(e)(1) Notwithstanding the requirements of the clauses in paragraphs (a), (b), (c), and (d) of this clause, the Contractor is not required to flow down any FAR clause, other than those in this paragraph (e)(1) in a subcontract for commercial items. Unless otherwise indicated below, the extent of the flow down shall be as required by the clause—

(i) 52.203-13, Contractor Code of Business Ethics and Conduct (OCT 2015) (41 U.S.C. 3509).

(ii) 52.203-19, Prohibition on Requiring Certain Internal Confidentiality Agreements or Statements (JAN 2017) (section 743 of Division E, Title VII, of the Consolidated and Further Continuing Appropriations Act, 2015 (Pub. L. 113-235) and its successor provisions in subsequent appropriations acts (and as extended in continuing resolutions)).

(iii) 52.219-8, Utilization of Small Business Concerns (NOV 2016) (15 U.S.C. 637(d)(2) and (3)), in all subcontracts that offer further subcontracting opportunities.

(iv) 52.222-17, Nondisplacement of Qualified Workers (MAY 2014) (E.O. 13495). Flow down required in accordance with paragraph (l) of FAR clause 52.222-17.

(v) 52.222-21, Prohibition of Segregated Facilities (APR 2015).

(vi) 52.222–26, Equal Opportunity (SEP 2016) (E.O. 11246).

(vii) 52.222-35, Equal Opportunity for Veterans (OCT 2015) (38 U.S.C. 4212).

(viii) 52.222-36, Equal Opportunity for Workers with Disabilities (JUL 2014) (29 U.S.C. 793).

(ix) 52.222-37, Employment Reports on Veterans (FEB 2016) (38 U.S.C. 4212).

(x) 52.222-40, Notification of Employee Rights Under the National Labor Relations Act (DEC 2010) (E.O. 13496). Flow down required in accordance with paragraph (f) of FAR clause 52.222-40.

(xi) 52.222-41, Service Contract Labor Standards (MAY 2014) (41 U.S.C. chapter 67).

(xii)(A) 52.222-50, Combating Trafficking in Persons (MAR 2015) (22 U.S.C. chapter 78 and E.O. 13627).

(B) Alternate I (MAR 2015) of 52.222-50 (22 U.S.C. chapter 78 and E.O. 13627).

(xiii) 52.222-51, Exemption from Application of the Service Contract Labor Standards to Contracts for Maintenance, Calibration, or Repair of Certain Equipment—Requirements (MAY 2014) (41 U.S.C. chapter 67).

(xiv) 52.222-53, Exemption from Application of the Service Contract Labor Standards to Contracts for Certain Services—Requirements (MAY 2014) (41 U.S.C. chapter 67).

(xv) 52.222-54, Employment Eligibility Verification (OCT 2015) (E. O. 12989).

(xvi) 52.222-55, Minimum Wages Under Executive Order 13658 (DEC 2015).

(xvii) 52.222-59, Compliance with Labor Laws (Executive Order 13673) (OCT 2016) (Applies at $50 million for solicitations and resultant contracts issued from October 25, 2016 through April 24, 2017; applies at $500,000 for solicitations and resultant contracts issued after April 24, 2017).

Note to paragraph (e)(1)(xvii): By a court order issued on October 24, 2016, 52.222-59 is enjoined indefinitely as of the date of the order. The enjoined paragraph will become effective immediately if the court terminates the injunction. At that time, DoD, GSA, and NASA will publish a document in the Federal Register advising the public of the termination of the injunction.

(xviii) 52.222-60, Paycheck Transparency (Executive Order 13673) (OCT 2016)).

(xix) 52.222-62 Paid Sick Leave Under Executive Order 13706 (JAN 2017) (E.O. 13706).

(xx)(A) 52.224-3, Privacy Training (JAN 2017) (5 U.S.C. 552a).

(B) Alternate I (JAN 2017) of 52.224-3.

(xxi) 52.225–26, Contractors Performing Private Security Functions Outside the United States (OCT 2016) (Section 862, as amended, of the National Defense Authorization Act for Fiscal Year 2008; 10 U.S.C. 2302 Note).

(xxii) 52.226-6, Promoting Excess Food Donation to Nonprofit Organizations (MAY 2014) (42 U.S.C. 1792). Flow down required in accordance with paragraph (e) of FAR clause 52.226-6.

(xxiii) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (Feb 2006) (46 U.S.C. Appx. 1241(b) and 10 U.S.C. 2631). Flow down required in accordance with paragraph (d) of FAR clause 52.247-64.

(2) While not required, the Contractor may include in its subcontracts for commercial items a minimal number of additional clauses necessary to satisfy its contractual obligations.

(End of Clause)

C.19 MANDATORY WRITTEN DISCLOSURES

Mandatory written disclosures required by FAR clause 52.203-13 to the Department of Veterans Affairs, Office of Inspector General (OIG) must be made electronically through the VA OIG Hotline at http://www.va.gov/oig/contacts/hotline.asp and clicking on “FAR clause 52.203-13 Reporting.” If you experience difficulty accessing the website, call the Hotline at 1-800-488-8244 for further instructions.